Exhibit 10.4

COLLABORATION AND LICENSE AGREEMENT

between

GILEAD SCIENCES, INC.

and

PRECISION BIOSCIENCES, INC.

Dated as of September 10, 2018

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ARTICLE 6	INTELLECTUAL PROPERTY	37

6.1	Ownership of Intellectual Property	37
6.2	Maintenance and Prosecution of Patents	39
6.3	Enforcement of Patents	42
6.4	Infringement Claims by Third Parties	45
6.5	Invalidity or Unenforceability Defenses or Actions	46
6.6	Patent Term Extensions in the Territory	48

ARTICLE 7	CONFIDENTIALITY AND NON-DISCLOSURE	48

7.1	Confidentiality Obligations	48
7.2	Permitted Disclosures	49
7.3	Use of Name	51
7.4	Public Announcements	51
7.5	Publications	51
7.6	Return of Confidential Information	52

ARTICLE 8	REPRESENTATIONS AND WARRANTIES	52

8.1	Mutual Representations and Warranties	52
8.2	Additional Representations and Warranties of Precision	53
8.3	Additional Covenants of Precision	55
8.4	DISCLAIMER OF WARRANTIES	56

ARTICLE 9	INDEMNITY	56

9.1	Indemnification of Precision	56
9.2	Indemnification of Gilead	57
9.3	Notice of Claim	57
9.4	Control of Defense	57
9.5	Special, Indirect, and Other Losses	59
9.6	Insurance	59

ARTICLE 10	TERM AND TERMINATION	61

10.1	Term	61
10.2	Termination by Either Party	61
10.3	Additional Termination Rights by Gilead	62
10.4	Additional Termination Rights by Precision	62
10.5	Rights in Bankruptcy	62
10.6	Effects of Termination	63
10.7	Remedies	64
10.8	Accrued Rights; Surviving Obligations	64

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ARTICLE 11	MISCELLANEOUS	65

11.1	Force Majeure	65
11.2	Export Control	65
11.3	Assignment	65
11.4	Severability	66
11.5	Governing Law	66
11.6	Dispute Resolution	67
11.7	Notices	67
11.8	Entire Agreement	69
11.9	English Language	69
11.10	Amendments and Waivers	69
11.11	Cumulative Rights	69
11.12	Benefits of Agreement	69
11.13	Further Assurance	70
11.14	Relationship of the Parties	70
11.15	Counterparts	70
11.16	Schedules	70
11.17	Descriptive Headings; Certain Interpretations	70

SCHEDULES

Schedule 1.45	Duke IP
Schedule 1.112	Precision Existing Patents
Schedule 1.113	Precision HBV Patents
Schedule 2.1.2	Initial JSC Members
Schedule 2.2.1	Initial JRDC Members
Schedule 3.8.3	Template Report
Schedule 5.1.2	Invoicing Template
Schedule 6.2.8	ARCUS Patents and Precision Patents (To be added when first delivered to Gilead pursuant to Section 6.2.8)
Schedule 7.4	Press Release(s)
Schedule 8.2.12	Precision IP Subject to U.S. Federal Government Rights

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COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (the “Agreement”) is made and entered into effective as of September 10, 2018 (the “Effective Date”) by and between Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead”), and Precision Biosciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701 (“Precision”). Gilead and Precision are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Precision has developed a proprietary genome editing platform, the ARCUS Technology (as defined herein), and controls certain intellectual property rights with respect to using the ARCUS Technology to create fully synthetic nucleases derived from homing endonucleases;

WHEREAS, Gilead and Precision desire to collaborate on a research and pre-clinical development program to construct, optimize and develop one or more gene editing therapy(ies) that incorporates or otherwise uses one or more nucleases made using the ARCUS Technology and that targets the hepatitis B virus DNA, as further described below, in accordance with the terms and conditions set forth below; and

WHEREAS, following the end of the collaboration, Gilead wishes to assume sole responsibility for the development and commercialization of such gene editing therapies and products containing such gene editing therapies, as further described below, in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1    “Acquirer” means, with respect to a Party, collectively (a) any Third Party that acquires a Party after the Effective Date (whether by transfer or sale of all or any portion of such Party’s assets, equity or business, or by a Change of Control or similar business combination transaction or otherwise) and (b) the Affiliates of such Third Party, but excluding such Party and such Party’s Affiliates existing immediately prior to the closing of such acquisition of such Party.

1.2    “Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules, regulations, guidelines, guidance documents and requirements promulgated thereunder, as may be in effect from time to time.

1.3    “Action” means any claim or threatened claim, action, suit, arbitration, inquiry, audit, proceeding or investigation (including any investigation by, before or otherwise involving any governmental authority or Regulatory Authority).

1.4    “Active Component” means a component that confers a therapeutic effect on a standalone basis or on an incremental or synergistic basis, excluding, for clarity and without limitation, [***] and compounds that potentiate nucleases but which themselves do not confer a therapeutic effect on such basis.

1.5    “Affiliate” means, with respect to any Person, any other Person that directly or indirectly Controls, is directly or indirectly Controlled by, or is under direct or indirect common Control with, such first Person. For purposes of this definition, a Person shall be deemed, in any event, to Control another Person if it (a) owns or Controls, directly or indirectly, or has the ability to direct or cause the direction or Control of, more than fifty percent (50%) of the voting equity of such other Person, or (b) has the ability to direct, cause the direction of or Control the management or policies of such other Person, whether through direct or indirect ownership of voting equity, by contract or otherwise.

1.6    “Affordable Basis” means sale or other disposition of the Licensed Product by Gilead or its Affiliate or Sublicensee [***].

1.7    “Agreement” has the meaning set forth in the preamble hereto.

1.8    “Alliance Manager” has the meaning set forth in Section 2.3.5.

1.9    “Applicable Law” means any applicable federal, state, local or foreign constitution, treaty, law, statute, ordinance, rule, regulation, interpretation, guidance document, directive, policy, order, writ, award, decree, injunction, judgment, stay or restraining order of any governmental authority or Regulatory Authority, the terms of any permit, and any other ruling or decision of, agreement with or by, or any other requirement of, any governmental authority or Regulatory Authority having proper jurisdiction over the matter.

1.10    “ARC Nuclease” means any fully synthetic nuclease derived from a homing endonuclease and made using the ARCUS Technology.

1.11    “ARCUS Assigned IP” [***].

1.12    “ARCUS IP” means the ARCUS Technology and the ARCUS Patents.

1.13    “ARCUS Patents” means any and all Patents Controlled by Precision or any of its Affiliates as of the Effective Date or at any time during the Term that claim or cover ARCUS Technology, excluding Patents that claim or cover ARCUS Assigned IP.

1.14    “ARCUS Technology” means the proprietary genome editing platform Controlled by Precision, known as ARCUS™, relating to the design, creation, selection and optimization of fully synthetic enzymes derived from homing endonucleases, including any modifications or improvements to such platform, excluding ARCUS Assigned IP. For the sake of clarity, ARCUS Technology does not include the sequence(s) (including amino acid sequences and mRNA sequences) of any Gilead ARC Nuclease, the use of any Gilead ARC Nuclease, or the formulation of any Gilead ARC Nuclease or the Licensed Products.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.15    “Bayh-Dole Act” means the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401.

1.16    [***].

1.17    “Biosimilar Product” means, with respect to a Licensed Product in a country or jurisdiction specified below, any product sold by a Third Party that (a)(i) in the United States, is subject to a license by the FDA under Section 351(k) of the PHSA as a product that is “biosimilar” (as defined in Section 351(i)(2) of the PHSA) to, or “interchangeable” (as defined in Section 351(i)(3) of the PHSA) with, such Licensed Product, (ii) in the EU, has been licensed as a similar biological medicinal product by the EMA pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation, or (iii) in any country outside the United States and the EU, has received Regulatory Approval in an abbreviated licensure procedure as a biogeneric, biosimilar or interchangeable product from the applicable Regulatory Authority in such country or jurisdiction, in reliance upon the prior Regulatory Approval (or data therein) of such Licensed Product; and (b) is not an Authorized Biosimilar Version of such Licensed Product; where “Authorized Biosimilar Version” means any product that (1) is sold under the BLA filed by Gilead or its Affiliate or Sublicensee for such Licensed Product, and (2) is not sold under the product trademark under which such Licensed Product is sold by Gilead, its Affiliate or Sublicensee, as applicable.

1.18    “BLA” means Biologics License Application as described in 21 C.F.R §601.2, or equivalent FDA application.

1.19    “Business Day” means any day excluding Saturdays, Sundays, December 26 through December 31, and any day that is a legal holiday under the Applicable Laws of the United States or that is a day on which banking institutions located in Durham, North Carolina or San Francisco, California, are authorized or required by Applicable Law or other governmental action to close.

1.20    “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.21    “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.22    “Cellectis Agreement” has the meaning set forth in Section 4.6.1.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.23    “Cellectis Patents” has the meaning set forth in Section 4.6.1.

1.24    “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business. For clarity, an initial public offering of capital stock of Precision that is effected pursuant to a registration statement or an offering statement filed with, and declared effective or qualified, as the case may be, by the Securities and Exchange Commission under the Securities Act of 1933, as amended, shall not in and of itself constitute a Change of Control.

1.25    “Clinical Studies” means a Phase I Clinical Study, a Phase II Clinical Study, a Proof of Concept Clinical Study, a Phase III Clinical Study, a Registrational Clinical Study and such other tests and studies in human subjects that are required by Applicable Law, or otherwise recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approvals for a Licensed Product.

1.26    “COGS” means in respect of each Licensed Product, [***].

1.27    “Collaboration Budget” has the meaning set forth in Section 2.1.3(b).

1.28    “Collaboration Program” has the meaning set forth in Section 3.1.

1.29    “Collaboration R&D Plan” has the meaning set forth in Section 3.1.

1.30    “Collaboration Term” has the meaning set forth in Section 3.1.

1.31    “Combination Product” means a Licensed Product that contains one or more Gilead ARC Nuclease(s) as one component as well as one or more other Active Components that do not constitute a Gilead ARC Nuclease, whether co-formulated, co-packaged or otherwise sold together for one price.

1.32    “Commercially Reasonable Efforts” means:

1.32.1    with respect to the obligations of a Party under this Agreement relating to Development activities, of a Licensed Product, the level of efforts and expenditure of resources typically devoted in the research-based biopharmaceutical industry by a company to Development, of a product of similar commercial potential at a similar stage in its development or product life, in each case taking into account the Relevant Factors and as measured by the facts and circumstances at the time such efforts are due;

1.32.2    with respect to the level of obligations of a Party under this Agreement relating to other Exploitation activities, the level of efforts and expenditure of resources typically devoted in the research-based biopharmaceutical industry by a company to a

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

product of similar market potential at a similar stage in its development or product life, taking into account Relevant Factors and as measured by the facts and circumstances at the time such efforts are due; or

1.32.3    with respect to the obligations of a Party under this Agreement relating to any other objective, reasonable, good-faith efforts typically devoted to similar objectives in the research-based pharmaceutical industry by a company, taking into account industry practices;

provided that, [***].

1.33    “Competitive Infringement” means any alleged or threatened infringement of the Precision Patents or Joint Collaboration Program Patents, as applicable, by a Third Party (including alleged or threatened infringement based on the development or commercialization of, or an application to market, a Licensed Product) that is based on the manufacture, use or sale of a Gene Editing Therapy.

1.34    “Competitive Program” means [***].

1.35    “Competitor” means any Person, other than the Parties and their Affiliates, that is conducting any Competitive Program, for so long as such conduct continues.

1.36    “Confidential Information” has the meaning set forth in Section 7.1.

1.37    “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement by and between the Parties, dated September 3, 2015.

1.38    “Control” means (a) when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, (b) when used with respect to any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security and (c) when used with respect to any item of Information, Regulatory Documentation, material, Patent, or other IP Rights, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Information, Regulatory Documentation, material, Patent or other IP Rights to the extent that it does not violate the terms of any written agreement with any Third Party existing as of the date of such assignment or such grant, as applicable; provided that, any such Third Party agreement entered into after the Effective Date and requiring additional payment will meet this definition of Control only if such agreement is entered into in compliance with the requirements set forth in Section 5.4.3. “Controlled” and “Controlling” have corresponding meanings. For clarity, in the case of clause (c), a Person may Control in-licensed IP Rights from a Third Party even if its license to such IP Rights is non-exclusive or otherwise more limited than licenses granted in Sections 4.1 or 4.2, provided that the rights granted under such in-licensed IP Rights will be limited to the extent and scope of the license granted by the licensor Third Party.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.39     “Development” means all activities related to discovery, identification, research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, including manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of applications for Regulatory Approvals, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. “Develop” and “Developing” have corresponding meanings.

1.40    “Dispute” has the meaning set forth in Section 11.6.

1.41    “Distributor” means any person appointed by Gilead or any of its Affiliates or its or their Sublicensees, and that is not an Affiliate of any of them, to distribute, market and sell the Licensed Products in one or more countries in the Territory, in circumstances where the Person purchases its requirements of the Licensed Products from Gilead or its Affiliates or its or their Sublicensees but does not make any royalty or other payment to Gilead or its Affiliates or its or their Sublicensees for (sub)license rights under Precision Know-How or Precision Patents with respect to such Licensed Products.

1.42    “Divest” means, as it relates to a Competitive Program: (a) the sale of all right, title and interest in such Competitive Program, including all technology, intellectual property and other assets relating solely thereto, to a Third Party, without the retention or reservation of any rights, license or interest (other than an economic interest such as a right to receive payments) by the selling entity or its Affiliates; or (b) the complete termination and/or shut-down of such Competitive Program such that no technology, intellectual property or other asset solely relating thereto is used by the terminating entity or its Affiliates for the conduct of such Competitive Program.

1.43    “Dollars” or “$” means United States Dollars.

1.44    “Duke Agreement” means the License Agreement entered into by Precision and Duke University (“Duke”) on April 17, 2006, as amended from time to time.

1.45    “Duke IP” means all Patents and Information licensed to Precision under the Duke Agreement that constitute ARCUS Technology. The patent numbers and patent application numbers of the Patents that are included within the Duke IP as of the Effective Date are set forth in Schedule 1.45.

1.46    “Effective Date” has the meaning set forth in the preamble hereto.

1.47    “EMA” means the European Medicines Agency and any successor agency thereto.

1.48    “Europe” means the countries of the European Union as constituted on the Effective Date.

1.49    “Existing In-License Agreements” means the Duke Agreement and the Cellectis Agreement.

1.50    “Exploit” means to make, have made, import, use, sell, or offer for sale, research, develop, commercialize, register, manufacture, have manufactured, hold, or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market, or have sold or otherwise dispose of. “Exploitation” and “Exploiting” have corresponding meanings.

1.51    “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.52    “Field” means the diagnosis, treatment and prevention of all diseases.

1.53    “First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first invoiced commercial sale for monetary value for use or consumption by the general public of a Licensed Product in any country in the Territory after the Marketing Approval for such Licensed Product has been obtained in such country. For the avoidance of doubt, sales prior to receipt of all Marketing Approvals necessary to commence regular commercial sales, such as so-called “named patient sales” and “compassionate use sales”, shall not be construed as a First Commercial Sale.

1.54    “Formulation and Delivery Combination Patent” means a Patent that includes a use in combination claim that covers the use of an ARC Nuclease in combination with a formulation or [***] developed by either Party outside the Collaboration Program.

1.55    “FTE” has the meaning set forth in the definition of “FTE Rate.”

1.56    “FTE Rate” means a rate of [***] based on a total of [***] of work performed by one or more full time employees (“FTE”), to be pro-rated on a daily basis if necessary [***]; such rate to be restricted to scientific work and managerial activities related directly to the Collaboration R&D Plan and included in the Collaboration Budget or otherwise provided for in this Agreement. For the avoidance of doubt (a) such rate includes all benefits, travel, and overhead; and (b) in no event shall any one (1) individual be counted as more than one (1) FTE.

1.57     “GAAP” means generally accepted accounting principles, as applied in the United States.

1.58    “Gene Editing Therapy” means any product that functions through a mechanism of action of targeting, editing, deleting or otherwise modifying an HBV Target.

1.59    “Generally Applicable Utility” means, with respect to any Patent or Information, that the utility of such Patent or Information is not limited to (a) the field of HBV, (b) any Gilead ARC Nuclease, or (c) any Active Component contained in a Licensed Product.

1.60    “Generic Sublicensee” means a Sublicensee with respect to which Gilead’s sublicense is non-exclusive, is granted in accordance with Gilead’s “Developing World Access” program as consistently applied by Gilead to its hepatitis B product lines or, if such program is not active, then in accordance with Gilead’s successor program with respect to its hepatitis B product lines and so applied, and is limited to the right to manufacture and sell a generic version of the Licensed Product in a country in which Gilead generally provides services through its “Developing World Access” program, or if such program is not active, then in a country then listed by the World Bank’s latest rankings in the “low” and “lower middle” income group or equivalent.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.61    “Gilead” has the meaning set forth in the preamble hereto.

1.62    “Gilead ARC Nuclease” means any ARC Nuclease designed, created, selected or optimized by Precision for Gilead, as disclosed or presented to Gilead pursuant to the Collaboration R&D Plan, [***].

1.63    “Gilead Dual IP” means the Gilead Dual Know-How and the Gilead Dual Patents.

1.64    “Gilead Dual Know-How” means any and all Information to the extent Controlled by Gilead or its Affiliates that (a) is conceived, discovered, developed or otherwise made by or on behalf of Gilead or its Affiliates or Sublicensees [***] or (b)(i) Gilead or its Affiliates elect to provide or disclose to Precision under this Agreement at any time during the Term other than in the case of this clause (b) [***] and (ii) [***]. For clarity, Gilead Dual Know-How does not include any Patents.

1.65    “Gilead Dual Patents” means (a) any and all Patents (i) that claim or cover Gilead Dual Know-How and (ii) to the extent such Patents are Controlled by Gilead or its Affiliates at any time during the Term; and (b) any and all Patents [***].

1.66    “Gilead Funding Commitment” has the meaning set forth in Section 5.1.1.

1.67    “Gilead Know-How” means any and all Information to the extent Controlled by Gilead or any of its Affiliates at any time during the Term that is necessary for Precision to conduct its Development activities under the Collaboration R&D Plan, excluding Gilead Dual Know-How, ARCUS Assigned IP and Joint Collaboration Program Know-How. For clarity, Gilead Know-How does not include any Patents.

1.68    “Gilead Patents” means any and all Patents that claim or cover the Gilead Know-How that are Controlled by Gilead or its Affiliates at any time during the Term.

1.69    “Grant-Back Right” has the meaning set forth in Section 4.3.1.

1.70    “HBV” means the hepatitis B virus.

1.71    “HBV Target” means any HBV DNA, [***].

1.72    “IND” means (a) an investigational new drug application filed with the FDA for authorization to commence Clinical Studies and its equivalent in other countries or regulatory jurisdictions, and (b) all supplements and amendments that may be filed with respect to the foregoing.

1.73    “Indemnification Claim Notice” has the meaning set forth in Section 9.3.

1.74    “Indemnified Party” has the meaning set forth in Section 9.3.

1.75    “Indemnifying Party” has the meaning set forth in Section 9.3.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.76    “Information” means all technical, scientific and other know-how and information, trade secrets, ideas, inventions, discoveries, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, designs, drawings, assembly procedures, computer programs, specifications, data, results and other information, including: biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, assays and biological methodology, in each case (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed.

1.77    “Initial Term” has the meaning set forth in Section 3.1.

1.78    “Initiation” or “Initiate” means, with respect to a Clinical Study, the first dosing of the [***] human subject in such Clinical Study.

1.79    “IP Assignee” has the meaning set forth in Section 6.1.5.

1.80    “IP Assignor” has the meaning set forth in Section 6.1.5.

1.81    “IP Rights” means any and all legal means of establishing rights in and to ideas, inventions, discoveries, Information, data, databases, documentation, reports, materials, writings, designs, computer software, processes, principles, methods, techniques and other information, including Patents, trade secrets, trademarks, service marks, trade names, registered designs, design rights, copyrights (including rights in computer software and database rights) and any rights or property similar to any of the foregoing in any part of the world, whether registered or not, together with the right to apply for the registration of any such rights.

1.82    “Joint Collaboration Program IP” means the Joint Collaboration Program Know-How and the Joint Collaboration Program Patents.

1.83    “Joint Collaboration Program Know-How” has the meaning set forth in Section 6.1.3(a).

1.84    “Joint Collaboration Program Patents” has the meaning set forth in Section 6.1.3(b).

1.85    “Joint Committee” means the JSC, the JRDC, or any subcommittee established to carry out the functions of the JSC or JRDC, including the Joint Tech Transfer Team.

1.86    “Joint Research and Development Committee” or “JRDC” has the meaning set forth in Section 2.2.1.

1.87    “Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.1.1.

1.88    “Joint Tech Transfer Team” or “JTTT” means the Subcommittee established by the JSC pursuant to Section 2.1.3(f) to oversee, and provide guidance to the Parties regarding the implementation of the Technology Transfer Plan.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.89    “Knowledge” means the actual knowledge of Precision’s Chief Executive Officer, Chief Science Officer, Vice President of Business Development and Director of Intellectual Property, with internal due inquiry.

1.90    “Licensed Product” means any Gene Editing Therapy that incorporates one or more Gilead ARC Nuclease(s), in any and all forms, presentations, delivery systems, dosages, and formulations.

1.91    “Licensed Product Family” has the meaning set forth in Section 5.4.2.

1.92    “[***] In-License Agreements” means any agreements between Precision or its Affiliates and a Third Party entered into as a Third Party License to [***] subject to Section 5.4.3(b) during the Term, in each case under which Precision has obtained rights to [***] for the Exploitation of the Licensed Products and which are used to Exploit the Licensed Products for Gilead.

1.93    “Losses” has the meaning set forth in Section 9.1.

1.94    “Major Market” means any of [***].

1.95    “Manufacture” and “Manufacturing” means all activities related to the manufacture, processing, filling, finishing, packaging, labeling, shipping, and holding of any Licensed Product, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, Licensed Product characterization, stability testing, quality assurance, and quality control.

1.96    “Marketing Approval” means, with respect to a Licensed Product for a particular country, the grant of a Regulatory Approval that is required in such country from the competent Regulatory Authority to market and sell such Licensed Product in such country, including a BLA in the United States.

1.97    “Net Sales” means [***].

1.98    “Non-Prosecuting Party” means the Party that is not the Prosecuting Party.

1.99    “Other Infringement” means any alleged or threatened infringement of the Precision Patents or Joint Collaboration Program Patents, as applicable, by a Third Party and such alleged or threatened infringement is not a Competitive Infringement.

1.100    “Party” and “Parties” has the meaning set forth in the preamble hereto.

1.101    “Patent Challenge” has the meaning set forth in Section 5.4.8.

1.102    “Patent Challenge Criteria” shall have the meaning set forth in Section 5.4.8.

1.103    “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed from such patents, patent applications or provisional applications or from an application claiming

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

priority from either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications described in clauses (a) and (b), including utility models, petty patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (a), (b), and (c); and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of addition to any such foregoing patent applications and patents.

1.104    “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or any governmental authority or Regulatory Authority.

1.105    “Phase I Clinical Study” means a human clinical trial of any product conducted during Phase 1 of a clinical investigation as defined in 21 C.F.R. 312.21(a) or corresponding foreign regulations.

1.106    “Phase Ib Clinical Study” means a Phase I Clinical Study within the HBV patient population that is designed to establish an initial indication of efficacy.

1.107    “Phase II Clinical Study” means a human clinical trial of any product conducted during Phase 2 of a clinical investigation as defined in 21 C.F.R. 312.21(b) or corresponding foreign regulations, including any such trial conducted as an open label clinical trial.

1.108    “Phase III Clinical Study” means a human clinical trial of any product on sufficient numbers of patients that is designed to demonstrate statistically that such product is safe and efficacious for its intended use and to define warnings, precautions and adverse reactions that are associated with such product in the dosage range to be prescribed, as described in 21 C.F.R. 312.21(c) or corresponding foreign regulations, and that is intended to support Marketing Approval of such product.

1.109    “PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

1.110    [***].

1.111    “Precision” has the meaning set forth in the preamble hereto.

1.112    “Precision Existing Patents” means the Patents listed in Schedule 1.112.

1.113    “Precision HBV Patents” means any Precision Patent that, without expanding the definition of Precision Patents, [***], including the Patents listed in Schedule 1.113, as such schedule may be updated by Precision during the Term in accordance with this Agreement.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.114    “Precision IP” means the Precision Know-How, the Precision Patents and, to the extent not included in the Precision Know-How and the Precision Patents, the ARCUS Assigned IP.

1.115    “Precision Know-How” means any and all Information to the extent Controlled by Precision or any of its Affiliates: (a) as of the Effective Date or at any time during the Collaboration Term and resulting from the conduct of the Collaboration Program, in each case that is necessary or reasonably useful for the Exploitation of any Licensed Product or any Gilead ARC Nuclease, or (b) at any time during the Term that Precision or its Affiliates elect to provide or disclose to Gilead under this Agreement, that is necessary or reasonably useful for the Exploitation of any Licensed Product or any Gilead ARC Nuclease; and in each case ((a) and (b)) excluding Joint Collaboration Program Know-How, ARCUS Technology, and any [***]. For clarity, Precision Know-How does not include any Patents.

1.116    “Precision Patents” means any and all Patents to the extent Controlled by Precision or any of its Affiliates (a) as of the Effective Date or at any time during the Collaboration Term and resulting from the conduct of the Collaboration Program, in each case that are necessary or reasonably useful for the Exploitation of any Licensed Product or any Gilead ARC Nuclease; (b) at any time during the Term that cover or claim Precision Know-How; or (c) at any time during the Term that cover or claim any Licensed Product or Gilead ARC Nuclease or are necessary for the Exploitation of Licensed Products or Gilead ARC Nucleases, in the case of Licensed Products under this clause (c) in the form in which such Licensed Products exist as of the end of the Collaboration Term (and including any Regulatory Authority-required modifications made thereto after the Collaboration Term) and in any form supplied under the Supply Agreement but excluding in all cases of clause (c) any Patents that claim or cover any formulation or [***] developed or in-licensed by Precision or its Affiliates after the Effective Date outside the Collaboration Program unless such Patent is a Formulation and Delivery Combination Patent, in which case only claims that cover the use, composition or production of such formulation or [***] apart from the combination shall be excluded; and in each of cases (a) through (c), including the Precision Existing Patents, but excluding any Joint Collaboration Program Patents, ARCUS Patents and any [***].

1.117    “Proof of Concept Clinical Study” [***].

1.118    “Prosecuting Party” means the Party preparing, filing, prosecuting, maintaining, enforcing or defending the relevant Patent(s), as applicable, in exercise of its rights under, and in accordance, with ARTICLE 6.

1.119    “Publications” has the meaning set forth in Section 7.5.

1.120    “Quality Agreement” has the meaning set forth in Section 3.5.2.

1.121    “Registrational Clinical Study” [***].

1.122    “Regulatory Approval” means, with respect to any jurisdiction, any and all approvals (including pricing and reimbursement approvals), licenses, registrations or

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

authorizations of any Regulatory Authority necessary or useful for the Exploitation of any Licensed Product in such jurisdiction, including, where applicable, (a) IND, Marketing Approval applications and supplements and amendments thereto; (b) Marketing Approvals and pre- and post-Marketing Approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto); (c) labeling approval; and (d) technical, medical and scientific licenses.

1.123    “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise having legal authority with respect to the Exploitation of Licensed Products in the Territory.

1.124    “Regulatory Documentation” means any and all (a) applications, registrations, licenses, authorizations and approvals (including all Regulatory Approvals), and non-clinical and clinical study authorization applications or notifications (including all supporting files, writings, data, studies and reports) prepared for submission to a Regulatory Authority or research ethics committee with a view to the obtaining or maintaining of any Regulatory Approval, (b) correspondence to or with the FDA or any other Regulatory Authority (including minutes and official contact reports relating to any communications with any Regulatory Authority), (c) pharmacovigilance databases, adverse drug experience reports and associated documents, and investigations of adverse drug experience reports, (d) manufacturing records, and (e) nonclinical, clinical and other data contained or referenced in or supporting any of the foregoing.

1.125    “Regulatory Exclusivity Period” means, with respect to each Licensed Product in any country in the Territory, a period of exclusivity (other than Patent exclusivity) granted or afforded by Applicable Law or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Licensed Product in such country or prevents another Person from using, referencing or otherwise relying on data supporting the Marketing Approval for such Licensed Product without the prior written consent of the Marketing Approval holder, including regulatory data exclusivity, new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, pediatric exclusivity and orphan drug designations.

1.126    “Relevant Factors” means all factors that are relevant to the Development, Manufacture or Exploitation of a product, including its safety and efficacy, product profile, cost to develop, cost and availability of supply, the time required to complete Development, the competitiveness of the marketplace (including the proprietary position and anticipated market share of the product), the patent position with respect to such product (including the ability to obtain or enforce, or have obtained or enforced, such patent rights), the Third Party patent landscape relevant to the product, the regulatory structure involved, the likelihood of regulatory approval, the anticipated or actual profitability of the applicable product and other technical, commercial, legal, scientific, regulatory and medical considerations.

1.127    “Representatives” means, with respect to any Person, such Person’s directors, officers, managers, employees, counsel, accountants, financial advisors, lenders and other agents and representatives.

1.128    “Reversion IP” means any Patents and Know-How that are Controlled by Gilead or any of its Affiliates as of the date of termination of this Agreement (in whole or in part,

and including, for clarity, Patents filed or issued at any later date covering or claiming applicable inventions conceived on or prior to such date) that are necessary for Precision to continue the Development, Manufacture, use or Exploitation of Licensed Products in the form existing as of the date of termination of this Agreement (and including any Regulatory Authority-required modifications made thereto after such date), excluding any Patent or Know-How that covers or claims, or in the case of Know-How, relates specifically to, (i) any Active Component of any Licensed Product that is not a Gilead ARC Nuclease or (ii) any use of a Gilead ARC Nuclease in combination with any such other Active Component of such Licensed Product.

1.129    “Reversion Patents” means, with respect to any particular Licensed Product, Patents within Reversion IP that come to be Controlled by Gilead or any of its Affiliates as a result of activities conducted, under the Collaboration Program or in connection with this Agreement, [***].

1.130    “Royalty Term” means, with respect to each Licensed Product, on a country-by-country basis, the period commencing on the date of First Commercial Sale of such Licensed Product by Gilead, its Affiliate or Sublicensee in such country until the later of (a) the date on which there is no longer a Valid Claim covering the manufacture, use or sale of such Licensed Product in such country; (b) expiration of the Regulatory Exclusivity Period for such Licensed Product in such country; and (c) ten (10) years following the date of First Commercial Sale of the first Licensed Product in such country.

1.131     “Senior Officer” means, with respect to Gilead, its Chief Scientific Officer or his or her designee, and with respect to Precision, its Chief Executive Officer or his or her designee.

1.132    “Subcommittee” means any Joint Committee other than the JSC.

1.133    “Sublicensee” means a Third Party to which Gilead has granted a sublicense under the licenses granted to Gilead hereunder to Exploit a Licensed Product under Section 4.3.1, but excluding Distributors.

1.134    “Supplied Product” has the meaning set forth in Section 3.5.1.

1.135    “Supply Agreement” has the meaning set forth in Section 3.5.2.

1.136    “Technology Transfer” has the meaning set forth in Section 3.6.2.

1.137    “Technology Transfer Plan” has the meaning set forth in Section 3.6.2.

1.138    “Term” has the meaning set forth in Section 10.1.

1.139    “Territory” means all countries and territories of the world.

1.140    “Third Party” means any Person other than Gilead, Precision and their respective Affiliates.

1.141    “Third Party Claims” has the meaning set forth in Section 9.1.

1.142    “[***]” has the meaning set forth in Section 5.4.3(b).

1.143    “Third Party License” has the meaning set forth in Section 5.4.3.

1.144    “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.145    “Valid Claim” means (a) a claim of an issued and unexpired Patent included within the Precision Patents or Joint Collaboration Program Patents which has not been abandoned, cancelled or held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction unappealed within the time allowed for appeal, or which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; [***].

ARTICLE 2

COLLABORATION MANAGEMENT

2.1    Joint Steering Committee.

2.1.1    Formation. Within [***] after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”).

2.1.2    Membership. The JSC shall consist of two (2) representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JSC. The initial JSC members from each Party are set forth on Schedule 2.1.2. From time to time, each Party may substitute one or more of its representatives to the JSC on written notice to the other Party. Each Party shall select from its representatives a co-chairperson for the JSC. From time to time, each Party may change the representative who will serve as its co-chairperson on written notice to the other Party.

2.1.3    Specific Responsibilities during the Collaboration Term. During the Collaboration Term, the JSC shall oversee the Collaboration Program, and shall in particular:

(a)    monitor and coordinate the activities of the Parties under the Collaboration Program, including overseeing the JRDC, the JTTT, and any other Subcommittees and facilitating communications between the Parties with respect to the Development of the Licensed Products;

(b)    except for the initial budget included in the Collaboration R&D Plan that is to be executed by the Parties contemporaneously with the execution of this Agreement, discuss and facilitate the Parties’ agreement on a reasonable budget (the “Collaboration Budget”) for the tasks to be completed in each six-month period of the Collaboration Term and for any adjustments to such tasks, subject to Section 3.2.4;

(c)    approve any amendments to the Collaboration R&D Plan in accordance with Section 3.2.2;

(d)    review and discuss each Party’s written reports, including the results of the Development activities, provided to the JSC pursuant to Section 3.8.3;

(e)    approve subcontractors proposed to be used by Precision for the purposes of performing “material” services (as the term “material” is used in Section 4.3.2) in connection with the Collaboration Program, such approval not to be unreasonably withheld, conditioned or delayed, pursuant to Section 4.3.2;

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(f)    establish Subcommittees, including a Joint Tech Transfer Team, as appropriate, to carry out its functions and to establish the rules governing and the responsibilities of the Joint Tech Transfer Team;

(g)    resolve disputes that may arise in any Subcommittee;

(h)    without limiting clause (g) above, resolve disputes that may arise between the Parties or the JTTT regarding the content of the Technology Transfer Plan;

(i)    discuss and consider optimal technologies or methodologies for delivery, Manufacture and administration of Licensed Products, such as [***] and other potential Third Party Licenses pursuant to Section 5.4.3(a), provided however that [***], and provided further that Precision shall timely (A) provide Gilead through the JSC with such information with respect to any [***] that it intends to in-license from a Third Party in reasonable detail to enable Gilead to understand the reasons for the potential selection of such [***], (B) reasonably respond to Gilead’s questions relating thereto and (C) consider in good faith Gilead’s feedback with respect to such selection; and

(j)    perform such other functions as may be assigned to the JSC hereunder.

2.1.4    Specific Responsibilities following the Collaboration Term. The JSC shall automatically be disbanded immediately after the First Commercial Sale of the first Licensed Product. During the period after the Collaboration Term and prior to such First Commercial Sale, the JSC shall serve only (a) as a forum for sharing and discussing information with respect to the Technology Transfer, Manufacture, Development and other Exploitation of the Licensed Products and (b) if the Technology Transfer has not been completed, to resolve disputes between the Parties or the JTTT.

2.2    Joint Research and Development Committee.

2.2.1    Formation. Within [***] after the Effective Date, the Parties shall establish a joint research and development committee (the “Joint Research and Development Committee” or “JRDC”). The JRDC shall consist of two (2) representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JRDC. The initial JRDC members from each Party are set forth on Schedule 2.2.1. From time to time, each Party may substitute one or more of its representatives to the JRDC on written notice to the other Party.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2.2.2    Specific Responsibilities during the Collaboration Term. The JRDC shall:

(a)    provide guidance to the Parties on the implementation of the Collaboration Program;

(b)    propose amendments to the Collaboration R&D Plan to the JSC for its review and approval in accordance with Section 3.2.2;

(c)    discuss the Regulatory Documentation prepared by Gilead pursuant to Section 3.7.1(a);

(d)    discuss the reports to be provided by Precision pursuant to Section 3.7.1(b), including the chemistry, manufacturing and control (CMC) reports; and

(e)    perform such other functions as may be assigned to the JRDC hereunder.

For clarity, the JRDC shall not have the authority to modify the Collaboration R&D Plan.

2.2.3    Specific Responsibilities after the Collaboration Term and Disbandment. The JRDC shall be disbanded and have no further responsibilities or authority under this Agreement upon the expiry of the Collaboration Term.

2.3    General Provisions Applicable to Committees.

2.3.1    Meetings and Minutes.

(a)    Unless otherwise agreed to by the Parties, the JSC shall meet quarterly during every twelve (12) month period after the Effective Date until expiration of the Collaboration Term, and thereafter the JSC shall meet annually until disbanded pursuant to Section 2.1.4, and the JRDC shall meet monthly during every twelve (12) month period after the Effective Date until the expiration of the Collaboration Term; provided that, the JSC and the JRDC shall each meet in person once during each such twelve (12) month period after the Effective Date if mutually agreed. The location of such in person meetings shall alternate between locations designated by Gilead and locations designated by Precision.

(b)    The Alliance Manager for each Party shall be responsible for calling meetings with notice provided a reasonable time in advance of such meeting. Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items a reasonable time in advance of the applicable meeting; provided that, under exigent circumstances requiring input by the Joint Committee, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the other Party consents to such later addition of such agenda items or the absence of a specific agenda for such meeting, such consent not to be unreasonably withheld, conditioned or delayed. At the conclusion of each meeting, the Parties will decide which Party shall prepare and circulate for review and approval of the Parties minutes of each meeting within ten (10) Business Days after the meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than thirty (30) days after such meeting.

2.3.2    Procedural Rules. Each Joint Committee shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement. A quorum of the Joint Committee shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party. Subject to the proviso in Section 2.3.1(a), representatives of the Parties on a Joint Committee may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants. Representation by proxy shall be allowed. Each Joint Committee shall take action by consensus of the representatives present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance, or by a written resolution signed by at least one (1) representative appointed by each Party. Employees or consultants of a Party that are not representatives of such Party on a Joint Committee may attend meetings of such Joint Committee with advance written notice to the other Party; provided, however, that such attendees (a) shall not vote or otherwise participate in the decision-making process of the Joint Committee, and (b) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in ARTICLE 7.

2.3.3    Decision-making and Dispute Resolution. If the JRDC or any other Subcommittee cannot, or does not, reach consensus on an issue arising within the scope of its responsibilities within a period of [***], then either Party may refer the matter to the JSC for resolution and a special meeting of the JSC may be called for such purpose. If during the Collaboration Term, and thereafter for so long as the Technology Transfer has not been completed, the JSC cannot, or does not, reach consensus on an issue, including any dispute arising in the JRDC or a Subcommittee, within a period of [***] after referral to the JSC, then the JSC shall refer such dispute to the Senior Officers for resolution. If such Senior Officers cannot resolve such dispute within [***] of it being referred to them, then, subject to the remaining provisions of this Section 2.3.3, and without limiting Gilead’s diligence obligations under Sections 3.3 and 3.4 of this Agreement, Gilead shall have final decision-making authority with respect to such matter; provided that, Gilead may not exercise such authority (i) to require Precision to license any particular IP Rights for use in the Collaboration Program beyond those already contemplated herein, (ii) to expand the scope of the Collaboration Program beyond HBV Targets, (iii) to expand the scope of the definition of Precision IP, (iv) to accelerate the timelines for Precision Development activities, (v) to establish or modify the Collaboration Budget (for the avoidance of doubt, this clause (v) shall not be construed to limit Gilead’s right to modify the Collaboration R&D Plan in a manner that requires the Parties to agree on a modified Collaboration Budget pursuant to Section 3.2.4), (vi) to modify the Collaboration R&D Plan to add additional activities to the Collaboration R&D Plan that Precision reasonably demonstrates would cause Precision’s costs or resources for meeting the work plans and timelines set forth in the Collaboration R&D Plan to exceed the Collaboration Budget or the Gilead Funding Commitment, (vii) to dictate the content of the Technology Transfer Plan, or (viii) to select a [***] other than [***] for any Licensed Product. Notwithstanding the foregoing, subject to the terms of this Agreement, Precision shall have final decision-making authority with respect to: (a) the design, creation, and optimization of ARC Nucleases to be proposed to Gilead as Gilead

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ARC Nucleases other than site selection for the HBV Target, which shall be within Gilead’s final decision-making authority; (b) the selection of specific [***] for any Licensed Products for [***] or such substitute [***] selected by the JSC; and (c) the selection of subcontractors for conducting activities assigned to Precision under the Collaboration R&D Plan other than those subcontractors performing “material” services in connection with the Collaboration R&D Plan, which subcontractors shall be subject to approval of the JSC pursuant to Section 4.3.2; provided however, that with respect to the foregoing (a), Precision shall timely (A) provide Gilead with such information based on which Precision makes its decisions with respect to such design, creation, and optimization of ARC Nucleases under the Collaboration R&D Plan in reasonable detail to enable Gilead to understand the reasons for such decisions, (B) reasonably respond to Gilead’s questions relating thereto and (C) consider in good faith Gilead’s feedback with respect to such decisions. Following the Collaboration Term, the JSC shall have no decision-making authority with respect to any matter arising under this Agreement and, for clarity, subject to the terms and conditions of this Agreement (including Section 3.4 and Section 4.5), Gilead shall have sole decision-making authority with respect to any matter relating to the Technology Transfer, Manufacture, Development or Exploitation of the Licensed Products.

2.3.4    Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No Joint Committee shall have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Section 11.10 or compliance with which may only be waived as provided in Section 11.10.

2.3.5    Alliance Manager. Each Party shall appoint a person(s) who shall oversee contact between the Parties for all matters between meetings of the Joint Committees and shall have such other responsibilities as the Parties may agree in writing after the Effective Date (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time by notice in writing to the other Party.

ARTICLE 3

DEVELOPMENT AND REGULATORY

3.1    Collaboration Program. Subject to the terms and conditions of this Agreement, the Parties shall collaborate on a research and pre-clinical program to construct, optimize and develop one or more Gene Editing Therapy(ies) made using the ARCUS Technology that targets the HBV Target (the “Collaboration Program”) and conduct the Development activities set forth in the collaboration research and development plan described in Section 3.2.1 (such plan, as amended from time to time, the “Collaboration R&D Plan”). The Collaboration Program shall commence on the Effective Date and will, unless otherwise mutually agreed by the Parties in writing, continue until the third anniversary of the Effective Date or, if earlier, the later of (a) acceptance by the FDA or other competent foreign Regulatory Authority of [***] of the first IND filing for the first Licensed Product and (b) the satisfactory

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

completion (as mutually agreed upon by the Parties) of all tasks and activities required under the Collaboration R&D Plan (“Initial Term”); provided that, if either (a) or (b) has not occurred by the third anniversary of the Effective Date, Gilead, at its option, may extend the Initial Term (or then-current term, as the case may be) for one or more additional six (6) month periods until such time as the later of (a) and (b) has occurred, by serving a written notice(s) to Precision; provided that, Gilead pays to Precision the funding payment for such additional period(s) in accordance with Section 5.1 (the Initial Term together with any such extensions, the “Collaboration Term”).

3.2    Collaboration R&D Plan.

3.2.1    Initial Collaboration R&D Plan. The initial Collaboration R&D Plan as agreed to by the Parties as of the date hereof, including the applicable Collaboration Budget, has been signed and acknowledged by each Party and copies of such signed document have been exchanged between the Parties concurrently with the execution of this Agreement.

3.2.2    Amendments. During the Collaboration Term, either Party, directly or through its representatives on the JRDC or the JSC, may propose any amendment to the Collaboration R&D Plan, including in light of changed circumstances, and, if the Collaboration Term is extended pursuant to Section 3.1, the Parties shall update the Collaboration R&D Plan to include such additional period(s). Any and all such amendments or updates shall be subject to approval by the JSC, subject to the dispute resolution procedures set forth in Section 2.3.3.

3.2.3    Contents. The Collaboration R&D Plan shall include, without limitation: (a) the Development activities to be conducted by each Party pursuant to the Collaboration Program; (b) Development goals; (c) the estimated timelines for such activities; (d) the anticipated costs of and resources for the Development activities, which shall, with respect to Precision’s Development activities under the Collaboration R&D Plan, not exceed the Gilead Funding Commitment and shall reflect the FTE Rate and the payment schedule set forth in Section 5.1.1; and (e) the preliminary design parameters for pre-clinical studies to be performed under the Collaboration R&D Plan.

3.2.4    Collaboration Budget. With respect to each six-month period of the Collaboration Term, Precision shall propose to the JSC a Collaboration Budget for the performance of the activities in the Collaboration R&D Plan including required FTEs at the FTE Rate, materials, Third Party services and any other cost items. In addition, Precision will propose to the JSC an update to the Collaboration Budget to reflect any adjustments made to the Collaboration R&D Plan by the JSC; provided however, that the first Collaboration Budget shall be included in the initial Collaboration R&D Plan to be executed by the Parties contemporaneously with the execution of this Agreement, as described in Section 3.2.1. The Parties, through the JSC, shall use reasonable efforts to agree promptly on each proposed Collaboration Budget. For the avoidance of doubt, the Collaboration Budget must be mutually agreed by Precision and Gilead prior to conducting the relevant activities in the Collaboration Program and will not be subject to final decision-making authority of either Party under Section 2.3.3.

3.2.5    Inconsistency. If the terms of the Collaboration R&D Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

3.3    Performance of the Collaboration R&D Plan. Precision and Gilead shall each use Commercially Reasonable Efforts to carry out or to cause to be carried out the activities assigned to it under the Collaboration R&D Plan in good scientific manner, in compliance with all Applicable Law and in accordance with the timelines set forth therein, and shall, in particular, use Commercially Reasonable Efforts to perform the activities within the time periods set forth in the Collaboration R&D Plan. In the event of any delay in any payments required under Section 5.1.1 beyond the due date for such payment, and without limiting any right of Precision under Section 10.2, Precision may suspend performance of its activities assigned to it under the Collaboration R&D Plan for so long as such delay continues. Neither Party makes any representation, warranty or guarantee that the Development activities conducted under the Collaboration R&D Plan will be successful or that any particular result will be achieved.

3.4    Development Following Expiry of the Collaboration Term. Following expiry of the Collaboration Term, Gilead, at its sole cost, shall be solely responsible for the Development and other Exploitation of the Licensed Products throughout the Territory. Gilead shall provide to Precision an annual high-level summary (consistent with Section B of Schedule 3.8.3) prepared in good faith of its plans to Develop the Licensed Products. Gilead will use Commercially Reasonable Efforts to Develop and otherwise Exploit a Licensed Product in each of the Major Markets, and to comply with such plans, in accordance with the terms of this Agreement and in compliance with all applicable Laws. If Gilead and its Affiliates and Sublicensees have collectively permanently ceased all Development and other Exploitation of Licensed Products under this Agreement, Gilead shall deliver notice to Precision and such notice will be deemed a termination of this Agreement pursuant to Section 10.3.1.

3.5    Clinical Supply of the Licensed Products.

3.5.1    With respect to any Licensed Product developed under the Collaboration Program and specified in the Supply Agreement (and any such additional Licensed Products as the parties may mutually agree), until the later of the completion of a [***] for a Licensed Product and the completion of the Technology Transfer for such Licensed Product, Precision shall be solely responsible for manufacturing and supplying clinical supplies of such Licensed Product(s) (“Supplied Product”) for use by or on behalf of Gilead under this Agreement, and thereafter Gilead shall assume all manufacturing and supply activities for such Licensed Product (including, for clarity, commercial manufacture and supply).

3.5.2    Within ninety (90) days of identifying the Gilead ARC Nucleases to be used in any Licensed Product, the Parties shall discuss in good faith and enter into (a) a reasonable and customary supply agreement pursuant to which Precision shall manufacture and supply and Gilead shall purchase Supplied Products incorporating such Gilead ARC Nucleases, for use in Clinical Studies and under which Gilead would purchase clinical requirements of such Licensed Products for a price equal to [***] of COGS (the “Supply Agreement”) and (b) a reasonable and customary quality agreement that shall set forth the terms and conditions upon which Precision shall conduct its quality activities in connection with such supply (the “Quality Agreement”), in each case (a) and (b), in a form reasonably acceptable to Gilead and Precision.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In the event that by [***] prior to the expected date of the first IND filing for the first Licensed Product the Parties do not mutually agree to the Supply Agreement and the Quality Agreement, Gilead shall have the right to require Precision to conduct an early Technology Transfer to Gilead or its designee so that Gilead or such designee can commence the Manufacture of the Licensed Products.

3.6    Technology Transfer.

3.6.1    Upon Gilead’s request, and no later than upon the expiration of the Collaboration Term, Precision shall promptly disclose and transfer to Gilead such Precision Know-How and such Information that Precision Controls under the [***] In-License Agreements or other Third Party Licenses that are licensed to Gilead hereunder as is required pursuant to the Technology Transfer Plan; provided that, before the expiration of the Collaboration Term, Gilead shall only receive such Precision Know-How as is necessary or reasonably useful for Gilead to meet its obligations under the Collaboration R&D Plan or as the Parties may otherwise reasonably agree in good faith.

3.6.2    The Parties shall, no later than upon the expiration of the Collaboration Term, agree to a technology transfer plan with reasonable limitations on access to Precision personnel (including reasonable caps on hours of access) and facilities, for the full technology transfer of the Manufacture of the Licensed Products to any facility of Gilead or its designee, approved in advance in writing by Precision (such approval not to be unreasonably withheld, conditioned or delayed, and will not be required for facilities located in [***], including the transfer of all Precision Know-How relating to the Manufacture of the Supplied Products and any such Information that Precision Controls under the [***] In-License Agreements or other Third Party Licenses that may be obtained under this Agreement, in a form reasonably acceptable to the Parties (“Technology Transfer Plan”). Any further transfer by Gilead or its designee following the initial Technology Transfer shall be subject to the approval process set forth above in this Section 3.6.2. The Parties agree that ARCUS Technology will not be transferred to Gilead or its designee under this Agreement. Any disputes regarding the content of the Technology Transfer Plan shall be resolved in accordance with Section 2.3.3. Following expiration of the Collaboration Term, Precision shall conduct such technology transfer to Gilead or its designee in accordance with the Technology Transfer Plan (the “Technology Transfer”), under the oversight and guidance of the JTTT (if any).

3.6.3    Without limiting the foregoing, for a period of [***] following completion of the Technology Transfer Plan, upon Gilead’s request made reasonably in advance of the commencement of anticipated Manufacture by Gilead, Precision shall provide Gilead or its designee with such Precision Know-How relating to the Manufacture of the Supplied Products supplemental to the Technology Transfer Plan (i.e., items inadvertently omitted from the Technology Transfer Plan) as is reasonably necessary for Gilead or its designee to commence the Manufacture of the Licensed Products as permitted by this Agreement and the Supply Agreement. For the avoidance of doubt, Gilead acknowledges that after the [***] period described in this Section 3.6.3, Precision shall have no obligation to provide Gilead any such additional support.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.6.4    In the event the Supply Agreement is entered into by the Parties pursuant to Section 3.5.2, the Supply Agreement shall remain in effect until the completion of the Technology Transfer and shall either cover the Parties’ respective rights and obligations with respect to the Technology Transfer or the Parties will enter into a separate written technology transfer agreement.

3.6.5    All Technology Transfer responsibilities, costs and expenses of Precision and its Affiliates will be set forth in the Collaboration R&D Plan and Collaboration Budget and considered Development activities funded under Section 5.1.1, except for such activities conducted following filing of an IND for any Licensed Product. For any such post-IND activities, (a) Precision will [***] and (b) [***].

3.7    Regulatory Matters.

3.7.1    Regulatory Activities.

(a)    As between the Parties, subject to Section 3.7.1(b) and Section 3.7.1(d), Gilead shall be responsible for (i) preparing and filing all Regulatory Documentation, including the IND filing for the first Licensed Product, (ii) obtaining and maintaining all Regulatory Approvals for the Licensed Products and (iii) conducting communications with the Regulatory Authorities for the Licensed Products. Gilead shall prepare and file all clinical Regulatory Documentation under the Collaboration Program, including the first IND filing for the first Licensed Product, in consultation with the JRDC.

(b)    As between the Parties, during the Collaboration Term, Precision shall be responsible for preparing all non-clinical and chemistry, manufacturing and control (CMC) reports, in each case, as reasonably required by Gilead, for inclusion in the first IND filing for the first Licensed Products. Precision shall prepare all such reports, and provide Gilead with copies of any such reports, in each case, in a timely manner to permit Gilead to make such IND filing without delay, which shall then be discussed in consultation with the JRDC. Without limiting the foregoing, Precision shall support Gilead as may be reasonably necessary in connection with Gilead’s preparation of clinical Regulatory Documentation under the Collaboration Program during the Collaboration Term pursuant to Section 3.7.1(a). The responsibilities, costs and expenses of Precision and its Affiliates under this Section 3.7.1(b) during the Collaboration Term will be set forth in the Collaboration R&D Plan and Collaboration Budget and considered Development activities funded under Section 5.1.1. Thereafter, for any such activities, (i) Precision will [***] and (ii) Gilead shall [***].

(c)    All Regulatory Documentation generated under this Agreement, including in the course of conducting the Collaboration Program, shall be owned by Gilead and held in the name of Gilead (or its designee).

(d)    Except as otherwise provided in the Supply Agreement or the Quality Agreement, with respect to each Licensed Product (i) Gilead shall have sole

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

responsibility for attending all meetings (whether occurring in person, by telephone or other remote means) with applicable Regulatory Authorities; provided that, Gilead, where permitted by Applicable Law, shall permit a reasonable number of Precision employees to attend (A) each pre-IND meeting for the Licensed Product, (B) the end of phase 2 meeting for the Licensed Product with the FDA, and (C) any other meeting with FDA or EMA (or other competent Regulatory Authority in the United Kingdom) if such meeting has one or more items on the agenda directed toward the safety or delivery of ARC Nucleases; and (ii) Gilead shall have the sole right and responsibility to correspond with applicable Regulatory Authorities; provided that, Gilead, where permitted by Applicable Law, will provide draft communications with the FDA and EMA (or other competent Regulatory Authority in the United Kingdom) to Precision for review and comment to the extent it relates to the Gilead ARC Nuclease, the ARCUS Technology, ARCUS Assigned IP or any [***] to the extent licensed or sublicensed by Precision to Gilead, and will consider Precision’s comments in good faith before submitting the communications to the FDA or EMA (or other competent Regulatory Authority in the United Kingdom). If either Party or its Affiliates or subcontractors receive any material written correspondence or other communication from the Regulatory Authorities in the Major Markets regarding (x) in the case of Precision as the Party receiving such correspondence from the Regulatory Authorities, the Licensed Products or any components thereof, or (y) in the case of Gilead as the Party receiving such correspondence from the Regulatory Authorities, the Gilead ARC Nuclease, any [***] in-licensed by Precision or the ARCUS Technology or ARCUS Assigned IP, such Party shall provide the other Party with access to or copies of all such material written or electronic correspondence promptly after its receipt.

3.7.2    Pharmacovigilance. To the extent safety reporting is required by Applicable Law, upon the request of either Party, the Parties shall enter into an agreement to cover the exchange of adverse event safety data in a mutually agreed format in order to monitor the safety of the Licensed Products and to meet reporting requirements with any applicable Regulatory Authority.

3.8    Records and JSC Reporting.

3.8.1    Precision shall, and shall ensure that its subcontractors shall, maintain records in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, and in compliance with Applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its Development activities under the Collaboration Program which shall record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement. Such records shall be retained by Precision for at least [***] after the expiration or termination of this Agreement, or for such longer period as may be required by Applicable Law. Upon the request of Gilead, Precision shall provide copies of the records it has maintained pursuant to this Section 3.8.1 to Gilead. Gilead shall maintain such records and the information disclosed therein in confidence in accordance with ARTICLE 7.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.8.2    Gilead shall have the right, during normal business hours and upon reasonable notice not more than twice annually during the Collaboration Term without Precision’s consent (not to be unreasonably withheld, conditioned or delayed), to inspect and copy all records of Precision maintained pursuant to Section 3.8.1, which may at Gilead’s reasonable request, be at Precision’s facilities, or as permitted by Precision’s agreements with its subcontractors, at the facilities of any such subcontractor. Gilead shall maintain such records and the information disclosed therein in confidence in accordance with ARTICLE 7.

3.8.3    At each JSC meeting during the Collaboration Term, each Party’s members on the JSC shall provide a written report to the JSC of its activities with respect to the Collaboration Program conducted since the last JSC meeting, including a reasonable summary of the results of such activities and the progress of the Collaboration Program. In addition, Precision will provide Gilead with a semi-annual report summarizing its activities under the Collaboration Program, which report shall be in the form set forth on Schedule 3.8.3 and shall include disclosure of Precision Know-How required by Section 6.1.1 that has not been previously disclosed. The JSC may request of a Party any such additional written reports describing its activities with respect to the Collaboration Program, as it determines necessary or useful in its discretion.

3.8.4    Without limiting any other rights of Precision hereunder, in the event a Regulatory Authority requests, in connection with a request to obtain regulatory approval for a product (other than a Licensed Product) containing an ARC Nuclease (other than a Gilead ARC Nuclease) that Precision provide clinical data Controlled by Gilead or any of its Affiliates or Sublicensees relating to (a) the safety of (i) the ARCUS Technology generally, or (ii) ARCUS Assigned IP, or (b) if relevant to such other product, a Gilead ARC Nuclease or its delivery, Precision may request that Gilead provide such information within Gilead’s Control (and Gilead will use Commercially Reasonable Efforts to obtain and provide such information from its Sublicensees) to Precision solely for use in response to such Regulatory Authority’s request with respect to such other product and Gilead shall promptly provide such information for provision to such Regulatory Authority.

3.8.5    Without limiting any other rights of Gilead hereunder, in the event a Regulatory Authority requests, in connection with a request to obtain Regulatory Approval for a Licensed Product, that Gilead provide clinical data Controlled by Precision or any of its Affiliates or sublicensees relating to (a) the safety of the Gilead ARC Nuclease or its delivery, or (b) if relevant to a Licensed Product, a Gilead ARC Nuclease or its delivery, Gilead may request that Precision provide such information to Gilead solely for use in response to such Regulatory Authority’s request with respect to the Licensed Product and Precision shall promptly provide such information within Precision’s Control (and will use Commercially Reasonable Efforts to obtain and provide such information from its sublicensees) for provision to such Regulatory Authority.

ARTICLE 4

GRANT OF RIGHTS AND COVENANTS

4.1    Grants to Gilead. Subject to the terms and conditions of this Agreement and continuing unless and until terminated pursuant to ARTICLE 10, Precision hereby grants to Gilead:

4.1.1    a worldwide, royalty-bearing, non-transferable (except pursuant to Section 11.3), exclusive license (or sublicense, as the case may be), with the right to grant sublicenses in accordance with Section 4.3, under the Precision IP, [***] (subject to Section 4.1.3) and Precision’s interest in the Joint Collaboration Program IP, to Exploit the Licensed Products (including the Gilead ARC Nucleases incorporated in or for incorporation into a Licensed Product) in the Field in the Territory, including to perform its Development activities under the Collaboration R&D Plan; and

4.1.2    a worldwide, royalty-bearing, non-transferable (except pursuant to Section 11.3), non-exclusive license, with the right to grant sublicenses in accordance with Section 4.3, under the ARCUS IP, to the extent necessary for Gilead to Exploit the Licensed Products (including the Gilead ARC Nucleases incorporated in or for incorporation into a Licensed Product) in the Field in the Territory.

4.1.3    The license under Section 4.1.1 with respect to [***] shall be (A) effective only upon execution of the applicable [***] license granted to Precision, and (B) exclusive solely as between the Parties. Any licenses granted by Precision under Section 4.1.1 under any [***] license are subject to and limited by any limitation, restriction or additional terms set forth in the agreement under which Precision or its Affiliates obtained rights under such [***] license from such Third Party. Precision shall (i) use Commercially Reasonable Efforts to ensure the terms of such license (a) confer IP Rights sufficient to grant the license to Gilead under Section 4.1.1, (b) do not result in any material expansion of Gilead’s obligations under this Agreement, and (c) do not require Gilead to make any additional representations or warranties or to provide any additional indemnities materially different from those set forth herein, and (ii) disclose to Gilead in writing all terms of such agreement which materially limit or otherwise materially impact Gilead’s rights or obligations with respect to such [***]. In connection with such disclosure of terms, and prior to entering into any such license, Precision shall provide Gilead reasonable opportunities to review and comment on the draft during negotiations of the draft with the applicable Third Party (which may be reasonably redacted by Precision, including to redact provisions relating to financials, IP Rights not relevant to this Agreement, and targets not relevant to this Agreement), reasonably consider any comments made by Gilead and provide to Gilead a copy of the unexecuted final version of such redacted agreement no later than [***]. Upon receipt of such unexecuted final version, Gilead may elect by written notice to Precision to (1) accept inclusion of the IP Rights licensed to Precision under such agreement in the licenses granted to Gilead herein or (2) reject such inclusion in good faith, in which case, for clarity, Gilead may enter into a license for such [***] or similar [***] directly with the applicable licensor in accordance with Section 5.4.3(b). In the event Gilead elects to accept such license entered into by Precision, Gilead shall comply with the terms or obligations, as disclosed to Gilead in writing in such unexecuted final version shared with Gilead pursuant to the above prior to Gilead’s election pursuant to the immediately preceding sentence, that Precision is required to impose under any such agreement for [***]. Precision shall make Commercially Reasonable Efforts to ensure that the license rights to [***] will include rights for Gilead to modify or improve such technology. Gilead acknowledges that, notwithstanding Precision making such Commercially Reasonable Efforts, the license rights to [***] may not

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

include rights for Gilead to modify or improve such technology, or if such rights are included, such rights may be subject to allocation of IP Rights in such modifications or improvements that differ from those contained in this Agreement. For the sake of clarity, if Gilead has accepted its inclusion as set forth above, upon execution the [***] licensed by Precision under the [***] In-License Agreements will fall within the scope of licenses set forth in Section 4.1.1.

4.2    Grants to Precision. Subject to the terms and conditions of this Agreement, Gilead (on behalf of itself and its Affiliates) hereby grants to Precision:

4.2.1     a worldwide, fully paid-up, royalty-free, non-exclusive license, with the right to grant sublicenses to subcontractors (that have been, if required, approved by Gilead) in accordance with Section 4.3, under the Gilead Dual IP, Gilead Patents and Gilead Know-How (but Gilead shall not be required to disclose any Know-How except as otherwise specifically provided herein), to perform, or have performed by such subcontractors, its Development activities under the Collaboration R&D Plan during the Collaboration Term; and

4.2.2    [***].

4.3    Sublicensing and Subcontracting.

4.3.1    Gilead shall have the right: (a) to grant sublicenses under Section 4.1 through multiple tiers of sublicenses to any Affiliate or Third Party; and (b) to subcontract to any Affiliate or Third Party the performance of any of its obligations under this Agreement. Notwithstanding the foregoing, during the Collaboration Term Gilead shall not grant any sublicenses to a Third Party with respect to any Development of a Licensed Product in or for a Major Market without Precision’s prior written consent. Gilead shall provide Precision with written notice of any sublicense under this Agreement within [***] after its execution. [***].

4.3.2    Precision shall have the right: (a) to subcontract any of its Development activities under the Collaboration Program to any Affiliate or Third Party; (b) to grant sublicenses under Section 4.2.1 to its subcontractors; and (c) subject to the last sentence of this Section 4.3.2, to grant sublicenses under Section 4.2.2 through multiple tiers of sublicenses to any Affiliates or Third Parties; provided however, Precision shall only subcontract activities or services under the Collaboration Program that are designated as “material” in the Collaboration R&D Plan to a vendor that has not been pre-approved by Gilead in the Collaboration R&D Plan after receiving written consent from Gilead, such consent not to be unreasonably withheld, conditioned or delayed. Precision shall provide Gilead with written notice of any sublicense it grants under any issued or published Patents, or Patents that have otherwise been disclosed to Precision, in each case licensed by Gilead to Precision under Section 4.2.2 within [***] after Precision is aware that it has sublicensed such a Patent of Gilead’s. In the event Gilead denies consent for such subcontracting, then if Precision requests a recommendation from Gilead for an alternative subcontractor, Gilead shall provide to Precision the name and contact information of at least one subcontractor approved for the conduct of the applicable activity or service within

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***] of Precision’s request for consent. Notwithstanding anything to the contrary in this Agreement, Precision’s right to sublicense under clause (c) above shall be subject to Gilead’s prior written consent if [***].

4.3.3    Each sublicense or subcontract agreement entered into by a Party under this Section 4.3 shall be consistent with the applicable terms and conditions of this Agreement, including the confidentiality provisions of ARTICLE 7 and the intellectual property provisions of ARTICLE 6, and the applicable Party shall be fully responsible for any breach of this Agreement by any of its Affiliates, Sublicensees or subcontractors. In addition, to the extent required by the Cellectis Agreement, each sublicense granted by Gilead under any Precision Patent must grant the same scope of rights for all Precision Patents and each sublicense granted by Gilead under any ARCUS Patent must grant the same scope of rights for all ARCUS Patents.

4.4    Retention of Rights. Subject to Section 4.5, Precision retains the right to (a) practice the Precision IP and its interest in the Joint Collaboration Program IP to exercise its rights and perform its obligations under this Agreement (in each case in a manner consistent with this Agreement), including the Collaboration Program, and under any Supply Agreement or Quality Agreement, (b) conduct research related to the ARCUS Technology and ARCUS Assigned IP; and (c) practice and license ARCUS Patents, ARCUS Assigned IP, Precision Patents and Precision Know-How outside the scope of the licenses granted to Gilead under Section 4.1.1. Gilead hereby retains the right to practice all intellectual property licensed by Gilead to Precision under this Agreement for any and all purposes. Except as set forth herein, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, under or to any trademarks, patents or patent applications, Information, or other IP Rights owned or Controlled by the other Party. Neither Party grants to the other Party any rights, licenses or covenants in or to any IP Rights, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement. Each Party shall not, and shall not permit any of its Affiliates or Sublicensees to, practice any Patents or Information licensed to it by the other Party outside of the scope of the license granted to it under this Agreement (other than such practices as would be otherwise permitted by applicable safe harbors under Applicable Law). Without limiting the foregoing, nothing in this Agreement shall be deemed to grant Gilead any right to access or receive any ARCUS Technology or any right to design, create, select, or optimize any ARC Nucleases using the ARCUS Technology or to otherwise use the ARCUS Technology as a genome engineering tool. Except as expressly set forth in this Article 4, the foregoing licenses from Precision to Gilead do not include any rights under the ARCUS Patents or ARCUS Technology. Neither Party grants hereunder any rights with respect to other products or therapies with which a Licensed Product may be combined.

4.5    Exclusivity.

4.5.1    The Parties acknowledge both their possession of confidential or proprietary information and the highly competitive nature of the industry in which they operate and, accordingly, agree that, in consideration of entering into this Agreement and the promises contained herein, in the Territory, [***] Precision shall not, during the Term [***] (a) conduct, participate in, or enable or directly fund, [***] other than [***] in accordance with this

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Agreement, or (b) license, authorize, or appoint or otherwise enable any Third Party (other than subcontractors to the extent permitted herein) to engage in any of the activities set forth in clause (a) of this Section 4.5.1. Notwithstanding the foregoing, in no event shall [***] be prohibited or otherwise restricted by this Section 4.5.1 from engaging in, directly or indirectly, or funding or otherwise enabling, [***]. Each Party acknowledges and agrees that (A) this Section 4.5 has been negotiated by the Parties, (B) the geographical and time limitations on activities set forth in this Section 4.5 are reasonable, valid and necessary in light of the Parties’ circumstances and necessary for the adequate protection of the business of Exploiting the Licensed Products and (C) [***]. If, notwithstanding the foregoing, a court of competent jurisdiction determines that the restrictions set forth in this Section 4.5 are too broad or otherwise unreasonable under Applicable Law, including with respect to duration, geographic scope or space, the court is hereby requested and authorized by the Parties to revise this Section 4.5 to include the maximum restrictions allowable under Applicable Law.

4.5.2    Notwithstanding anything to the contrary in this Agreement, the restrictions on Precision set forth in Section 4.5.1 shall not apply to any Acquirer of Precision [***].

4.5.3    Notwithstanding Section 4.5.1, [***] acquires a Competitor, continuation of the relevant Competitive Program(s) shall not be a breach of this Agreement; provided that (i) [***], and (ii) [***].

4.6    Existing In-License Agreements.

4.6.1    Cellectis Patents. Gilead acknowledges and agrees that rights under certain ARCUS Patents and/or Precision Patents are licensed to Precision by Cellectis S.A. (the “Cellectis Patents”) under that certain Patent Cross-License Agreement between Cellectis S.A. and Precision dated January 23, 2014 (the “Cellectis Agreement”), and, notwithstanding any exclusive license granted to Gilead under this Agreement, (a) Cellectis S.A. retains rights under the Cellectis Patents and is not restricted from granting rights to Third Parties under the Cellectis Patents, (b) any licenses and rights granted by Precision to Gilead under the Cellectis Patents are granted only within the permissible scope of sublicenses granted under the Cellectis Agreement, and (c) pursuant to the Cellectis Agreement, Cellectis S.A. retains non-exclusive rights under certain ARCUS Patents and/or Precision Patents identified in the Cellectis Agreement, which may be further sublicensed by Cellectis S.A. without Precision control or consent. Gilead acknowledges and agrees that any exercise of any right by Cellectis S.A, or by any Third Party through Cellectis S.A, under the Cellectis Agreement shall not constitute a breach of this Agreement by Precision.

4.6.2    Duke IP. Gilead acknowledges and agrees that any licenses and rights granted by Precision to Gilead under the Duke IP are granted subject to the terms and conditions of the Duke Agreement, including Duke’s right to practice under the Duke IP for its own internal, non-commercial, educational, research and clinical purposes, and subject to the rights of the United States Government and applicable limitations under 37 C.F.R. § 401, Public Law 96-517 and Public Law 98-620 resulting from the United States Government’s funding of

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

research leading to creation of the Duke IP. Without limiting the foregoing, Gilead agrees to comply with any obligations resulting from such government rights with respect to its practice of the Duke IP (if any) under this Agreement. Duke shall be a third party beneficiary of the Agreement to the extent its terms and conditions apply or relate to the Duke IP.

4.7    Preservation of Existing In-License Agreements and [***] In-License Agreements. To the extent relating to the Gilead ARC Nucleases or the Licensed Products, Precision shall, and shall procure that its Affiliates shall, maintain all licenses to all [***], including the Existing In-License Agreements and any [***] In-License Agreements, in full force and effect in accordance with their terms and conditions and keep Gilead reasonably informed in this regard. Without limiting the foregoing and Section 5.4.9, Precision shall not (a) commit any acts or permit the occurrence of any omissions that would cause breach or termination of any license to [***], including Existing In-License Agreements or any [***] In-License Agreements or (b) amend or otherwise modify or permit to be amended or modified, any license to [***], including the Existing In-License Agreements or any [***] In-License Agreements, in any way that would prejudice Gilead’s rights under this Agreement or its ability to continue to Exploit Licensed Products.

ARTICLE 5

PAYMENTS AND RECORDS

5.1    Payments during the Collaboration Program.

5.1.1    Payments. In consideration of Precision’s agreement to perform its Development activities under the Collaboration R&D Plan, Gilead shall pay Precision (a) [***] for the first six (6) month period of the Collaboration Term, (b) [***] for the second six (6) month period of the Collaboration Term and (c) [***] for each six month period of the Collaboration Term thereafter (in aggregate, the “Gilead Funding Commitment”); provided that, (i) if the Collaboration Budget at any time is less than the Gilead Funding Commitment for any six-month period, then Precision shall hold the difference for use later in the Collaboration Term if required based on the Collaboration Budget (i.e. if the Collaboration Budget exceeds the Gilead Funding Commitment for a six month period), and (ii) if the Collaboration Budget at any time exceeds the Gilead Funding Commitment for any six-month period, then after application of any amounts held by Precision under clause (i) Gilead shall pay Precision the difference in the then-current period as an advance from later portions of the Gilead Funding Commitment in the Collaboration Term. For clarity, the aggregate Collaboration Budget for the entire Collaboration Term shall not exceed the aggregate Gilead Funding Commitment without the written consent of both Parties.

5.1.2    Invoicing. On the Effective Date, Precision shall issue to Gilead an invoice for the first [***] tranche referred to in Section 5.1.1 and Gilead shall pay such tranche to Precision within [***] of receipt of invoice by Gilead. Thereafter Precision shall issue

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

an invoice for each [***] tranche or [***] tranche, as applicable, referred to in Section 5.1.1 at least [***] in advance of the relevant six (6) month period. All invoices described in the immediately preceding sentence or this Section 5.1.2 shall be due within [***] of receipt by Gilead. Invoices shall be in accordance with the template set forth on Schedule 5.1.2.

5.2    Development and Regulatory Milestones.

5.2.1    In partial consideration of the rights granted under this Agreement and subject to Section 5.2.2 below, Gilead shall pay to Precision the following one-time milestone payments after the achievement of the following corresponding milestone events with respect to the first Licensed Product to achieve the applicable milestone in the Territory during the Term. Gilead shall notify Precision in writing no later than [***] following the achievement of a milestone event and shall pay to Precision the milestone payment corresponding to such milestone event [***] of receipt of an invoice from Precision.

Development and Regulatory Milestone Event	Milestone Payment
[***]	[***	]
[***]	[***	]
[***]	[***	]
[***]	[***	]
[***]	[***	]

Maximum total:	[***	]

5.2.2    Each milestone payment in Section 5.2.1 shall be payable only upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone, whether for the same or a different Licensed Product. The maximum aggregate amount payable by Gilead pursuant to Section 5.2.1 is [***].

5.3    Commercial Milestones.

5.3.1    In partial consideration of the rights granted hereunder and subject to Section 5.3.2 below, Gilead shall pay to Precision the following one-time milestone payments after the achievement of the following milestone events with respect to the first occurrence of the Licensed Products achieving the milestone in the Territory during the Term (including any wind-down period following the end of the Term). Gilead shall notify Precision in writing no later than [***] following the end of the Calendar Quarter in which the commercial milestone event occurs and shall pay to Precision the milestone payment corresponding to such milestone event within [***] of receipt of an applicable invoice from Precision.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Commercial Milestone Event	Milestone Payment
The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***] and less than [***]	[***	]
The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***] and less than [***]	[***	]
The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***] and less than [***]	[***	]
The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***]	[***	]

Maximum total:	[***	]

5.3.2    Each milestone payment in Section 5.3.1 shall be payable only once upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone. The maximum aggregate amount payable by Gilead pursuant to Section 5.3.1 is [***].

5.3.3    For the avoidance of doubt, for the purposes of this Section 5.3, all Net Sales of Licensed Products shall be aggregated globally for all sales made by Gilead or any of its Affiliates or Sublicensees in any and all forms, presentations, delivery systems, dosages, and formulations for purposes of determining whether the above Net Sales thresholds have been achieved. For clarity, all Licensed Products shall be aggregated for the purposes of this Section 5.3 even if they do not have the same Active Components as one another.

5.4    Royalties.

5.4.1    In partial consideration of the rights granted hereunder and subject to Sections 5.4.2 through 5.4.8, during the applicable Royalty Term, on a Licensed Product-by-Licensed Product and country-by-country basis, Gilead shall pay to Precision royalties on the Net Sales of such Licensed Product at the rates set forth below, as determined by the aggregate annual global Net Sales of all Licensed Products in the Licensed Product Family for such Licensed Product:

Annual Global Net Sales of the Applicable Licensed Product	Royalty Rate
For the portion of Net Sales of such Licensed Product Family in the Territory in any given Calendar Year that is less than [***]	[***	]
For the portion of Net Sales of such Licensed Product Family in the Territory in any given Calendar Year that is equal to or greater than [***] and less than [***]	[***	]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Annual Global Net Sales of the Applicable Licensed Product	Royalty Rate
For the portion of Net Sales of such Licensed Product Family in the Territory in any given Calendar Year that is equal to or greater than [***] and less than or equal to [***]	[***	]
For the portion of Net Sales of such Licensed Product Family in the Territory in any given Calendar Year that is greater than [***]	[***	]

5.4.2    [***]:

5.4.3    Third Party Licenses. With respect to the Exploitation of any Licensed Product under this Agreement, and without prejudice to any other right of each Party, Gilead and Precision may obtain licenses from Third Parties for any rights for the Exploitation of any Licensed Product in accordance with the following provisions of this Section 5.4.3 (each, a “Third Party License”):

(a)    If during the Collaboration Term, either Party considers that a license(s) to additional technology, including [***], or IP Rights of a Third Party are necessary or reasonably useful to Develop, Manufacture or otherwise Exploit a Licensed Product under this Agreement, such Party may refer the matter to the JSC for discussion. If the JSC concludes that such a Third Party License is required or reasonably useful, the Parties shall negotiate in good faith which Party shall enter into the Third Party License and the allocation between the Parties of responsibility for the costs and expenses of obtaining such Third Party License, including any royalty reductions under the payments otherwise payable to Precision under Section 5.4.1. Notwithstanding the foregoing, after the Collaboration Term, if rights to Patents controlled by any Third Party cover or claim the applicable Licensed Product or its Manufacture, then Gilead may negotiate and obtain a Third Party License from such Third Party for Gilead, its Affiliates or Sublicensees to Exploit such Licensed Product in such country in accordance with this Agreement. If, pursuant to this Section 5.4.3(a), Gilead has obtained a Third Party License, and owes a royalty under such Third Party License for sales of a Licensed Product in a particular country, then Gilead shall have the right to reduce the royalty payments otherwise payable to Precision under Section 5.4 based on such sales by up to [***] of such payments under such Third Party License; provided that, no royalty payment to Precision for a Licensed Product hereunder shall be reduced, pursuant to this Section 5.4.3(a), to less than [***] of the royalty payment that would otherwise be due to Precision in the absence of a reduction pursuant to this Section 5.4.3(a).

(b)    Notwithstanding Section 5.4.3(a) above, Precision shall be responsible for obtaining any licenses from Third Parties to Gilead ARC Nuclease delivery technology, including [***], used in the Collaboration Program in the Licensed Products (“[***]”), [***], and following the execution of any such Third Party License shall notify Gilead promptly of the same. Precision shall not incorporate or use any such [***] in the Manufacture

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

of the Licensed Products unless Precision has the right to sublicense such [***] to Gilead consistent with Section 4.1.3 and transfers such [***] to Gilead as set forth in Section 3.6.2. In the event Precision fails to obtain a Third Party License with respect to the [***] that Precision uses in the Collaboration Program in the Licensed Products, or fails to so transfer such [***], or if the terms of such proposed Third Party License as disclosed under Section 4.1.3 are not acceptable to Gilead, then Gilead may do so independently and may in such case [***].

(c)    For clarity, to the extent an agreement includes rights with respect to any active therapeutic ingredient, having a different mode of action than the Gilead ARC Nuclease or a different active component than the Gilead ARC Nuclease, it is not a Third Party License.

5.4.4    No Valid Claim. In the event that, at the time a Licensed Product is sold in a country, there is no Valid Claim in such country with respect to such Licensed Product and the Regulatory Exclusivity Period has expired in such country with respect to the Licensed Product but the Royalty Term remains in effect, then for the purposes of calculating the royalties owed based on the sale of such Licensed Product in such country under Section 5.4.1 at that time, in such country the royalties that would otherwise be owed and payable under Section 5.4.1 based on such sale shall be reduced by [***]. The calculation of the royalty reduction under this Section 5.4.4 shall be conducted separately for each Licensed Product.

5.4.5    Biosimilar Products. On a Licensed Product-by-Licensed Product basis, if in any country in the Territory during the Royalty Term for a Licensed Product a Biosimilar Product launches with respect to such Licensed Product in such country, then the royalties that would otherwise be owed and payable under Section 5.4.1 for the Net Sales of such Licensed Product in such country shall be reduced by [***], from the date of launch of such Biosimilar Product in such country until the end of the Royalty Term for such Licensed Product in such country. In the event that Gilead does not learn of such launch until after royalties are paid, Gilead shall be entitled to such adjustment retroactively to such launch date in the form of a credit against future royalty obligations of Gilead under this Agreement.

5.4.6    Royalty Floor. Under no circumstances will the application of the reductions in Section 5.4.3, Section 5.4.4 and Section 5.4.5 together ever result in a reduction of the royalties payable by Gilead to Precision to less than [***] of the amounts specified in Section 5.4.1.

5.4.7    Compulsory Licensing; Generic Sublicensees. If a Regulatory Authority requires Gilead or any of its Affiliates or Sublicensees to grant a compulsory license to a Third Party permitting such Third Party to make and sell a Licensed Product in a country in the Territory, or Gilead sublicenses to a Generic Sublicensee, then all amounts received from the compulsory licensee in consideration for grant of the license and received from the Generic Sublicensee in consideration for the sublicense, including any royalties so received, shall be [***]. For the avoidance of doubt, the reductions in Section 5.4.3, Section 5.4.4 and Section 5.4.5 shall not apply to reduce amounts payable to Precision pursuant to this Section 5.4.7.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5.4.8    Patent Challenge. [***]

5.4.9    Payments under Existing In-License Agreements and [***] In-License Agreements. The Parties acknowledge and agree that, without limiting the right of Gilead to take a license to [***] set forth in Section 5.4.3(b), Precision shall be solely responsible for, and shall promptly discharge, any and all payments payable pursuant to the Existing In-License Agreements and [***] In-License Agreements. Notwithstanding anything in this Agreement to the contrary, in the event Precision terminates any of the Existing In-License Agreements and therefore Gilead enters into a license directly with the licensor or otherwise makes payments pursuant to any of the Existing In-License Agreements in order to maintain its rights as a sublicensee under such Existing In-License Agreement, [***].

5.4.10    Royalty Payments and Reporting. Gilead shall calculate all amounts payable to Precision pursuant to Section 5.4.1 at the end of each Calendar Quarter. Gilead shall pay to Precision the royalty amounts due with respect to a given Calendar Quarter within [***] after the end of such Calendar Quarter. Each payment of royalties due to Precision shall be accompanied by a statement of the amount of gross sales and Net Sales (including applicable deductions) of each Licensed Product, in each country of the Territory during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars), a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter, and details on the determination of incremental royalty rates including the aggregation of Licensed Products into Licensed Product Families.

5.5    Mode of Payment. All payments to Precision under this Agreement shall be made by deposit of Dollars in the requisite amount to the following bank account of Precision or such other account as Precision may from time to time designate by notice to Gilead:

[***]

ACCOUNT NAME: [***]

5.6    Currency. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), Gilead shall convert any amount expressed in a foreign currency into Dollars equivalents using its, its Affiliate’s or Sublicensee’s standard conversion methodology consistent with GAAP.

5.7    Taxes.

5.7.1    A Party making payments to the other Party under this Agreement shall make such payments without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5.7.2    Any tax required to be withheld on amounts payable under this Agreement shall promptly be paid by the applicable paying Party on behalf of the other Party to the appropriate governmental authority or Regulatory Authority, and such paying Party shall furnish the other Party with proof of payment of such tax within [***]. Any such tax required to be withheld shall be an expense of and borne by such other Party.

5.7.3    The Parties shall cooperate with respect to all documentation required by any taxing authority or reasonably requested by either Party to secure a reduction in the rate of applicable withholding taxes.

5.7.4    If the applicable paying Party had a duty to withhold taxes in connection with any payment it made to the other Party under this Agreement but such paying Party failed to withhold, and such taxes were assessed against and paid by such paying Party, then the other Party shall indemnify and hold harmless such paying Party from and against such taxes (including interest, but not including any related penalties). If such paying Party makes a claim under this Section 5.7.4, it shall comply with the obligations imposed by Section 5.7.2 as if such paying Party had withheld taxes from a payment to the other Party.

5.7.5    Notwithstanding the foregoing, if Gilead assigns its rights and obligations hereunder to an Affiliate or successor pursuant to Section 11.3, and if such Affiliate or successor shall be required by applicable law to withhold any additional nonrecoverable taxes from or in respect of any amount payable under this Agreement as a result of such assignment, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld so that, after making all required withholdings, Precision receives an amount equal to the sum it would have received had no such assignment been made.

5.8    Financial Records. Gilead shall, and shall cause its Affiliates and Sublicensees to, keep complete and accurate books and records pertaining to its gross sales and Net Sales of the Licensed Products, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by Gilead and its Affiliates and Sublicensee until the later of (a) three (3) years after the end of the period to which such books and records pertain, and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.

5.9    Audit. At the request of Precision, Gilead shall, and shall cause its Affiliates and Sublicensees to, permit an independent auditor designated by Precision and reasonably acceptable to the Gilead, at reasonable times and upon reasonable notice, to audit the books and records maintained by Gilead pursuant to Section 5.8 to ensure the accuracy of all reports and payments made hereunder. Such examinations may not (a) be conducted for any Calendar Quarter more [***] after the end of such Calendar Quarter, (b) be conducted more than [***] or (c) be repeated for any Calendar Quarter. Except as provided below, the cost of this audit shall be borne by the Precision, unless the audit reveals a variance of more than [***] from

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

the reported amounts, in which case Gilead shall bear the cost of the audit. If such audit concludes that (x) the amount Gilead paid to the Precision for a given period exceeded the amount that was payable to Precision, then Precision shall reimburse Gilead for such variance within [***] of the date on which such audit was completed by Precision, or (y) the amount Gilead paid to the Precision for a given period was less than the amount that was payable to Precision, Gilead shall reimburse Precision for such variance within [***] after the date on which such audit is completed by Precision.

5.10    Confidentiality. The auditing party shall treat all information subject to review under Sections 5.8 and 5.9 in accordance with the confidentiality provisions of ARTICLE 7.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1    Ownership of Intellectual Property.

6.1.1    Ownership of Arising IP; Disclosure. As between the Parties, subject to Sections 6.1.2 and 6.1.3, each Party shall own and retain all right, title and interest in and to any and all Information that is conceived, discovered, developed or otherwise made by or on behalf of such Party or its Affiliates under this Agreement, and any and all Patents and other IP Rights with respect thereto. Gilead shall promptly disclose to Precision in writing during the Collaboration Term and shall cause its Affiliates and make Commercially Reasonable Efforts to cause its Sublicensees to so disclose during the Collaboration Term, the conception, discovery, development or making of any Gilead Dual Know-How described in clause (a) of the definition of Gilead Dual Know-How, and shall make available to Precision, in the form that Gilead has available (including by providing copies thereof), all such Gilead Dual Know-How in connection with each JSC meeting. During the Collaboration Term, Precision shall disclose to Gilead in writing and shall cause its Affiliates and make Commercially Reasonable Efforts to cause its sublicensees to so disclose, the conception, discovery, development or making of any Precision Know-How described in clause (a) of the definition of Precision Know-How and shall make available to Gilead, in the form that Precision has available (including by providing copies thereof), all such Precision Know-How, in connection with each JSC Meeting and semi-annual report described in Section 3.8.3. Within [***] following the end of the Collaboration Term, each Party shall disclose to the other Party in writing any additional Gilead Dual Know-How or Precision Know-How required to be disclosed by this Section 6.1.1 that has not previously been disclosed pursuant to this Section 6.1.1.

6.1.2    Ownership of ARCUS Assigned IP; [***].

(a)    [***]

(b)    [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.1.3    Ownership of Joint Collaboration Program IP. As between the Parties, each Party shall own an equal, undivided interest in any and all:

(a)    Information which is conceived, discovered, developed or otherwise made jointly by or on behalf of Gilead or its Affiliates, on the one hand, and Precision or its Affiliates or subcontractors, on the other hand, in the performance of the Collaboration Program [***] (“Joint Collaboration Program Know-How”); and

(b)    Patents that claim or cover the Joint Collaboration Program Know-How (“Joint Collaboration Program Patents”) or any other IP Rights with respect to the Joint Collaboration Program Know-How.

Subject to the license granted under Sections 4.1.1, the Parties’ obligations under Section 4.5, and the payment obligations in ARTICLE 5, each Party shall have the right to Exploit the Joint Collaboration Program Know-How and the Joint Collaboration Program Patents without a duty of seeking consent or accounting to the other Party; provided however, that [***]. Each Party shall promptly disclose to the other Party in writing and shall cause its Affiliates to so disclose, the conception, discovery, development or making of any Joint Collaboration Program Know-How or Joint Collaboration Program Patents by or on behalf of such Party or its Affiliates and shall make available to the other Party, in whatever form such other Party may reasonably request (including by providing copies thereof), all such Joint Collaboration Program Know-How within ten (10) Business Days of such generation.

6.1.4    Assignment Obligation. Each Party shall cause all Persons who perform Collaboration Program activities for such Party, including subcontractors, to be under an obligation to assign their rights in any IP Rights resulting therefrom to such Party, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable license, or right to obtain such a license, shall be obtained).

6.1.5    IP Transfer. The licenses and other rights granted in this Agreement are intended to be and will be binding on any permitted assignee or other transferee of any right, title, or interest with respect to any IP Rights licensed hereunder. Without limiting the generality of the foregoing, and without limiting anything else in this Agreement, if a Party (“IP Assignor”) assigns or otherwise transfers any right, title or interest to a Third Party (“IP Assignee”) with respect to any of the IP Rights licensed by IP Assignor to the other Party hereunder, IP Assignor will cause the IP Assignee to agree in writing that such rights are subject to the licenses and other rights granted under or with respect to such IP Rights pursuant to this Agreement, and such assignment or other transfer shall only be effective if such IP Assignee does so agree.

6.1.6    United States Law. The determination of whether information and inventions are conceived, discovered, developed, or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other IP Rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where such conception, discovery, development or making occurs.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.2    Maintenance and Prosecution of Patents.

6.2.1    Precision Patents.

(a)    Subject to Section 6.2.4, Precision shall have the first right, but not the obligation, through the use of internal or outside counsel, to prepare, file, prosecute, and maintain the Precision Patents worldwide, at [***] sole cost and expense [***]. Precision shall keep Gilead consulted in a timely fashion with respect to the strategy of such preparation, filing, prosecution and maintenance, and in the event of a disagreement with respect to such strategy in relation to a Precision HBV Patent, Gilead shall have final decision-making authority in accordance with Section 6.2.4 and subject to Section 6.2.5; provided, however, that Gilead may relinquish such final decision-making authority with respect thereto, in which case Gilead shall no longer be obligated to pay for such activities with respect to the applicable Patent.

(b)    In the event that Precision decides not to prepare, file, prosecute, or maintain a Precision Patent pursuant to Section 6.2.1(a), Precision shall provide reasonable prior written notice to Gilead of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Patent). Gilead shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Patent (unless Precision’s decision to allow the lapse of any provisional patent application, or abandonment of any patent application, is intended to be in favor of trade secret protection or in favor of a continuation), at [***] cost and expense. The rights and obligations of the Parties shall not otherwise be affected by such assumption of control by Gilead. For the purpose of this ARTICLE 6, “prosecution” shall include any post-grant proceeding including supplemental examination, post grant review proceeding, inter parties review proceeding, patent interference proceeding, opposition proceeding and re-examination.

(c)    Gilead acknowledges and agrees that Precision has no rights or responsibility for preparing, filing, prosecuting or maintaining the Cellectis Patents.

(d)    In the event that Precision decides to allow the lapse of any patent application in favor of trade secret protection as described in Section 6.2.1(b) or Section 6.2.2(b), Precision shall first discuss such decision with Gilead in good faith (including the potential strategic rationale for not disclosing Information in patent filings and preserving such Information as a trade secret). If, following such discussion, Precision proceeds with allowing any such lapse, Precision shall [***].

(e)    Prior to Precision filing a patent application that would constitute a Precision HBV Patent, [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.2.2    Joint Collaboration Program Patents.

(a)    Precision shall have the first right, but not the obligation, through the use of internal or outside counsel, to prepare, file, prosecute, and maintain the Joint Collaboration Program Patents worldwide, with the cost and expense of such activities to be [***].

(b)    In the event that Precision decides not to prepare, file, prosecute, or maintain a Joint Collaboration Program Patent pursuant to Section 6.2.2(a), Precision shall provide reasonable prior written notice to Gilead of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Patent), and Gilead shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Patent (unless Precision’s decision to allow the lapse of any provisional patent application, or abandonment of any patent application, is intended to be in favor of trade secret protection or in favor of a continuation), with the cost and expense of such activities to be [***]. In the event Gilead chooses not to assume such control and direction, [***] for the cost and expense of such activities. [***] the costs and expenses of the filing, prosecution, and maintenance of any Joint Collaboration Program Patents shall by so choosing relinquish all ownership rights in such Joint Collaboration Program Patents (but not its license rights) and, [***] all such costs and expenses, then such other Party shall be deemed the sole owner thereof and the relinquishing Party shall assign its interest in such Joint Collaboration Program Patents to such other Party.

6.2.3    Gilead Dual Patents.

(a)    Gilead shall have the first right, but not the obligation, through the use of internal or outside counsel, to prepare, file, prosecute, maintain and otherwise control the Gilead Dual Patents worldwide, at [***]. Gilead shall provide Precision with notice of the filing of, and a copy of, any patent applications for a Gilead Dual Patent.

(b)    In the event that Gilead decides not to prepare, file, prosecute, or maintain a Gilead Dual Patent pursuant to Section 6.2.3(a), Gilead shall provide reasonable prior written notice to Precision of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Gilead Dual Patent), and Precision shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of a Patent that covers the patentable subject matter of the Gilead Dual Know-How to the extent relating to ARCUS Technology, ARCUS Assigned IP or ARC Nucleases (unless Gilead’s decision to allow the lapse of any provisional patent application, or abandonment of any patent application, is intended to be in favor of trade secret protection or in favor of a continuation), at [***]. The rights and obligations of the Parties shall not otherwise be affected by such assumption of control by Precision.

6.2.4    Cooperation; Precision HBV Patents. With respect to a Precision Patent, Joint Collaboration Program Patent, or Gilead Dual Patent, the Prosecuting Party shall keep the Non-Prosecuting Party reasonably informed of all steps with regard to such preparation, filing, prosecution, and maintenance, including by providing the Non-Prosecuting

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Party with a copy of material communications to and from any patent authority regarding such Patent, and by providing the drafts to the Non-Prosecuting Party of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for the Non-Prosecuting Party to review and comment thereon; provided that, with respect to the Precision HBV Patents, and subject to Section 6.2.1(a) and Section 6.2.5, Precision shall obtain Gilead’s prior written approval for such activities, and in the event of a dispute Gilead shall have the final decision-making authority with respect to such matter. If Gilead does not provide a response within [***] after a request from Precision with respect to a filing or response, approval shall be deemed to have been provided by Gilead. The Prosecuting Party shall consider in good faith any comments of the Non-Prosecuting Party with respect to such drafts of the Prosecuting Party and with respect to strategies for filing and prosecuting the applicable Precision Patent, Joint Collaboration Program Patent or Gilead Dual Patent; provided that, with respect to the Precision HBV Patents (subject to Section 6.2.1(a) and Section 6.2.5) and Joint Collaboration Program Patents, Precision shall incorporate any and all good faith comments of Gilead, and with respect to Gilead Dual Patents, Gilead shall consider in good faith any comments provided by Precision. Notwithstanding the foregoing, the Prosecuting Party shall promptly inform the Non-Prosecuting Party of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or reexamination relating to the applicable Precision Patents, Joint Collaboration Program Patents or Gilead Dual Patents. The Parties shall thereafter consult and the Prosecuting Party shall consider in good faith all comments, requests and suggestions provided by the Non-Prosecuting Party. Each Party shall provide the other Party all reasonable assistance and cooperation in the patent prosecution efforts under this Section 6.2, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. When a Party assumes the responsibilities for the prosecution and maintenance of a Patent under Section 6.2.1(b), 6.2.2(b) or 6.2.3(b), the other Party shall promptly transfer to such Party the patent prosecution files for such Patent and provide reasonable assistance in the transfer of the prosecution responsibilities. The Party assuming such prosecution and maintenance responsibilities shall have the right to engage its own counsel to do so. In connection with the activities set forth in Section 6.2.1, 6.2.2, and 6.2.3 the Prosecuting Party shall consult with the Non-Prosecuting Party as to the strategy for the prosecution and maintenance of the Precision Patents, Joint Collaboration Program Patents and Gilead Dual Patents, as applicable.

6.2.5    [***].

6.2.6    Joint Research Agreement. Each Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this ARTICLE 6 without the prior written consent of the other Party; provided that, the electing Party shall notify the other Party in advance of any such election and shall consider comments provided by the other Party with respect to such election in good faith. With respect to any such election, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.2.7    Other Maintenance and Prosecution. Except as set forth in this Section 6.2, neither Party shall have any rights to prepare, file, prosecute or maintain Patents owned or in-licensed by the other Party or its Affiliates.

6.2.8    Patent Schedules.

(a)    Precision HBV Patents. At least [***], Precision shall deliver to Gilead an updated Schedule 1.113 listing the Precision HBV Patents as of the date of such delivery. Such updated Schedule 1.113 shall be incorporated into this Agreement upon receipt by Gilead.

(b)    Schedule of ARCUS Patents and Precision Patents. Without limiting clause (a), at least every [***] commencing as of the first anniversary of this Agreement, Precision shall deliver to Gilead a Schedule 6.2.8 listing all ARCUS Patents and all Precision Patents, including Precision HBV Patents, as of the date of such delivery. In addition, without limiting clause (a) or limiting the foregoing obligation in this clause (b), within [***] of Precision delivering to Gilead each Gilead ARC Nuclease under this Agreement, Precision shall deliver to Gilead an updated Schedule 6.2.8 which schedule shall list all ARCUS Patents and all Precision Patents, including Precision HBV Patents, as of the date of such delivery. In addition, within [***] of the conclusion of the Collaboration Term, Precision shall deliver to Gilead an updated Schedule 6.2.8, which updated schedule shall list all ARCUS Patents and all Precision Patents, including Precision HBV Patents as of the date of such delivery. Such updated Schedule 6.2.8 shall be incorporated into this Agreement upon receipt by Gilead.

6.3    Enforcement of Patents.

6.3.1    Precision Patents.

(a)    Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement of the Precision Patents by a Third Party of which such Party becomes aware (including alleged or threatened infringement based on the development or commercialization of, or an application to market, a Licensed Product), subject in each case to any confidentiality obligations of the applicable Party owed to the Third Party who made such Party aware of such infringement. Neither Party shall prosecute any Competitive Infringement of the Precision Patents prior to [***]. Thereafter, Gilead shall have the first right, but not the obligation, to prosecute any Competitive Infringement of the Precision Patents, at [***] cost and expense, and Gilead shall retain control of the prosecution of such suit. At all times, Precision shall have the sole right, but not the obligation, to prosecute any Other Infringement of the Precision Patents at [***] cost and expense, and Precision shall retain control of the prosecution of such suit.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(b)    In the event that Gilead decides not to prosecute any Competitive Infringement of the Precision Patents following [***], Gilead shall provide reasonable prior written notice to Precision of such intention (which notice shall, where reasonably practical, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Patent), and Precision shall thereupon have the option to assume the control and direction of the prosecution of the Competitive Infringement, at [***] cost and expense; provided that, in deciding whether to exercise its option, and in prosecuting such infringement, Precision shall take into consideration Gilead’s business reasons for deciding not to prosecute the infringement of such Precision Patent.

(c)    In the event a Party prosecutes infringement of a Precision Patent against Competitive Infringement pursuant to this Section 6.3.1, the Non-Prosecuting Party shall have the right to join as a party to such claim, suit, or proceeding and participate with its own counsel at [***] cost and expense; provided that the Prosecuting Party shall retain control of the prosecution of such claim, suit, or proceeding. During any such claim, suit, or proceeding, the Prosecuting Party shall: (i) provide the Non-Prosecuting Party with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit, or proceeding, in sufficient time to allow the Non-Prosecuting Party to review, consider and substantively comment thereon; (ii) reasonably consider taking action to incorporate the Non-Prosecuting Party’s comments on all such official papers and statements; (iii) allow the Non-Prosecuting Party the opportunity to participate in the preparation of witnesses and other participants in such claim, suit, or proceeding; and (iv) not settle any such claim, suit, or proceeding except in a manner that it believes in good faith is in the best interests of the Licensed Products.

(d)    Gilead acknowledges and agrees that (i) Precision has no rights or responsibility for enforcing the Cellectis Patents, and therefore all references to Precision Patents in this Section 6.3.1 shall be deemed to exclude the Cellectis Patents for all purposes, (ii) prior to initiating enforcement actions against a Third Party with respect to certain Precision Patents which were subject to the non-exclusive license granted by Precision to Cellectis S.A. pursuant to the Cellectis Agreement, Precision is required by the Cellectis Agreement to confirm that Cellectis S.A. has not granted a license to such Third Party under such Precision Patents, and Gilead will cooperate with Precision in taking such actions as required by the Cellectis Agreement, and (iii) Duke retains discretion as to whether to become a party plaintiff and has certain rights with respect to enforcement of Patents contained within the Duke IP in the event Precision does not enforce such Patents.

6.3.2    Joint Collaboration Program Patents.

(a)    Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement of the Joint Collaboration Program Patents by a Third Party of which such Party becomes aware (including alleged or threatened infringement based on the development, commercialization, or an application to market a Licensed Product), subject in

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

each case to any confidentiality obligations of the applicable Party owed to the Third Party who made such Party aware of such infringement. Gilead shall have the first right, but not the obligation, to prosecute any Competitive Infringement of the Joint Collaboration Program Patents, at [***] cost and expense, and Precision shall have the first right, but not the obligation, to prosecute any Other Infringement of the Joint Collaboration Program Patents, at [***] cost and expense.

(b)    In the event that Gilead decides not to prosecute any Competitive Infringement of the Joint Collaboration Program Patents, Gilead shall provide reasonable prior written notice to Precision of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Patent), and Precision shall thereupon have the option to assume the control and direction of the prosecution of the Competitive Infringement, at [***] cost and expense; provided that, in deciding whether to exercise its option, and in prosecuting such Competitive Infringement, Precision shall take into consideration Gilead’s business reasons for deciding not to prosecute the infringement of such Joint Collaboration Program Patents.

(c)     In the event that Precision decides not to prosecute any Other Infringement of the Joint Collaboration Program Patents, Precision shall provide reasonable prior written notice to Gilead of such intention (which notice shall, where reasonably practical, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Patent), and Gilead shall thereupon have the option to assume the control and direction of the prosecution of the Other Infringement, at [***] cost and expense; provided that, in deciding whether to exercise its option, and in prosecuting such infringement, Gilead shall take into consideration Precision’s business reasons for deciding not to prosecute the infringement of such Joint Collaboration Program Patents.

(d)    In the event a Party prosecutes infringement of a Joint Collaboration Program Patent pursuant to this Section 6.3.2 and (i) the Prosecuting Party finds it necessary or desirable for the Non-Prosecuting Party to join the Prosecuting Party as a party to any such claim, suit or proceeding, the Non-Prosecuting Party shall, at the Prosecuting Party’s request, or (ii) the Non-Prosecuting Party otherwise desires to join such claim, suit or proceeding, the Non-Prosecuting Party shall have the right to, join as a party to such claim, suit or proceeding and participate with its own counsel at [***] cost and expense; provided that the Prosecuting Party shall retain control of the prosecution of such claim, suit or proceeding. During any such claim, suit, or proceeding with respect to the Joint Collaboration Program Patents in which the Non-Prosecuting Party has joined pursuant to this Section 6.3.2, the Prosecuting Party shall: (A) provide the Non-Prosecuting Party with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit, or proceeding, in sufficient time to allow the Non-Prosecuting Party to review, consider and substantively comment thereon; (B) reasonably consider taking action to incorporate the Non-Prosecuting Party’s comments on all such official papers and statements; and (C) allow the Non-Prosecuting Party the opportunity to participate in the preparation of witnesses and other participants in such claim, suit, or proceeding.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.3.3    Gilead Dual Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement of the Gilead Dual Patents by a Third Party of which such Party becomes aware (including alleged or threatened infringement based on the development or commercialization, or an application to market, a Licensed Product or any Licensed Product), subject in each case to any confidentiality obligations of the applicable Party owed to the Third Party who made such Party aware of such infringement. Gilead shall have the right, but not the obligation, to prosecute any such infringement at [***] cost and expense and Gilead shall retain control of the prosecution of such suit. With respect to any such alleged or threatened infringement of the Gilead Dual Patents, if Gilead finds it necessary or desirable for Precision to join Gilead as a party to any such action, Precision shall, at Gilead’s request, join as a party to such suit and participate with its own counsel at [***] cost and expense; provided that, Gilead shall retain control of the prosecution of such suit.

6.3.4    Cooperation. Each Party agrees to cooperate fully with the other Party in any infringement action pursuant to this Section 6.3. Where the Prosecuting Party brings such an action, the Non-Prosecuting Party shall, where necessary, furnish a power of attorney solely for such purpose or shall join in, or be named as a necessary party to, such action. Unless otherwise set forth herein, the Prosecuting Party shall have the right to settle such claim; provided that, the Prosecuting Party shall not have the right to settle any Patent infringement litigation under this Section 6.3 in a manner that diminishes or has a material adverse effect on the rights or interest of the Non-Prosecuting Party, or in a manner that imposes any costs or liability on, or involves any admission by, the Non-Prosecuting Party, without the express written consent of the Non-Prosecuting Party. The Prosecuting Party shall provide the Non-Prosecuting Party with copies of all pleadings and other material documents filed with the court and shall consider reasonable input from the Non-Prosecuting Party during the course of the proceedings. In connection with the activities set forth in Sections 6.3.1 and 6.3.2, the Prosecuting Party shall consult with the Non-Prosecuting Party as to the strategy for the enforcement of the Precision Patents against a Competitive Infringement and Joint Collaboration Program Patents, as applicable.

6.3.5    Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described in Section 6.3.1, 6.3.2 and 6.3.3 (whether by way of settlement or otherwise) shall be [***].

6.3.6    Other Enforcement. Except as set forth in this Section 6.3, neither Party shall have any rights to enforce Patents owned or in-licensed by the other Party or its Affiliates.

6.4    Infringement Claims by Third Parties.

6.4.1    If the Manufacture or use of a Licensed Product pursuant to this Agreement results in, or may result in, any claim, suit, or proceeding by a Third Party alleging

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

patent infringement by either Party, its Affiliates, Sublicensees or subcontractors, such Party shall promptly notify the other Party thereof in writing. Gilead shall have the first right, but not the obligation, to defend and control the defense of any such claim, suit, or proceeding alleging patent infringement against Gilead, its Affiliate or Sublicensee at [***] cost and expense, using counsel of its own choice. Precision may participate in any such claim, suit, or proceeding with counsel of its choice at [***] cost and expense. Without limitation of the foregoing, if Gilead finds it necessary or desirable for Precision to join Gilead as a party to any such action, the Parties shall cooperate to execute all papers and perform such acts as shall be reasonably required for Precision to join such action. If Gilead elects (in a written communication submitted to Precision within a reasonable amount of time after notice of the alleged patent infringement) not to defend or control the defense of, or otherwise fails to initiate and maintain the defense of, any such claim, suit, or proceeding, within such time periods so that Precision is not prejudiced by any delays, Precision may conduct and control the defense of any such claim, suit, or proceeding at [***] cost and expense. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding.

6.4.2    Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described in Section 6.4 (whether by way of settlement or otherwise) shall be [***]. For avoidance of doubt, any recovery realized for infringement of any Precision Patent, Joint Collaboration Program Patents or Gilead Dual Patents shall be subject to Section 6.3.5.

6.4.3    [***].

6.4.4    Nothing in this Section 6.4 shall be construed to limit any rights or obligations of the Parties under ARTICLE 9.

6.5    Invalidity or Unenforceability Defenses or Actions.

6.5.1    Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Precision Patents, Joint Collaboration Program Patents or Gilead Dual Patents by a Third Party, in each case, of which such Party becomes aware.

6.5.2    Precision Patents. Gilead shall have the first right, but not the obligation, at [***] cost and expense, to defend and control the defense of the validity and enforceability of the Precision Patents where such defense is pursuant to Gilead’s indemnification obligations under Section 9.1, in response to a claim brought against Gilead or its Affiliates or Sublicensees by a Third Party, or where the other party to the action is engaging in Competitive Infringement. In all other cases of defense of Precision Patents, or if Gilead elects not to defend or control such defense, or otherwise fails to initiate and maintain the defense, Precision shall control such defense. Precision may participate in any such claim, suit, or proceeding defended by Gilead with counsel of its choice at [***] cost and expense; provided that, Gilead shall retain control of the defense in such claim, suit, or proceeding. With respect to any such action involving the validity or enforceability of the Precision Patents, if the defending Party finds it necessary or desirable for the other Party to join the defending Party as a party to

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

any such action, the other Party shall, at the defending Party’s request, join the defending Party as a party to such suit and participate with its own counsel at [***] cost and expense; provided that, the defending Party shall retain control of the defense in such claim, suit, or proceeding. If Precision elects not to defend or control the defense of the Precision Patents in a suit brought, or otherwise fails to initiate and maintain the defense of any such claim, suit, or proceeding, then, subject to Precision’s rights under Section 6.3.1, Gilead may conduct and control the defense of any such claim, suit, or proceeding at [***] cost and expense. With respect to any such action involving the validity or enforceability of the Precision Patents, if Gilead finds it necessary or desirable for Precision to join Gilead as a party to any such action, Precision shall, at Gilead’s request, join Gilead as a party to such suit and participate with its own counsel at [***] cost and expense.

6.5.3    Joint Collaboration Program Patents. Gilead shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Joint Collaboration Program Patents at [***] cost and expense. With respect to any such action involving the validity or enforceability of the Joint Collaboration Program Patents, if Gilead finds it necessary or desirable for Precision to join Gilead as a party to any such action, Precision shall, at Gilead’s request, join Gilead as a party to such suit and participate with its own counsel at [***] cost and expense; provided that, Gilead shall retain control of the defense in such claim, suit, or proceeding. If Gilead elects not to defend or control the defense of the Joint Collaboration Program Patents in a suit brought, or otherwise fails to initiate and maintain the defense of any such claim, suit, or proceeding, then, subject to Gilead’s rights under Section 6.3.1, Precision may conduct and control the defense of any such claim, suit, or proceeding at [***] cost and expense. With respect to any such action involving the validity or enforceability of the Joint Collaboration Program Patents, if Precision finds it necessary or desirable for Gilead to join Precision as a party to any such action, Gilead shall, at Precision’s request, join Precision as a party to such suit and participate with its own counsel at [***] cost and expense; provided that, Precision shall retain control of the defense in such claim, suit, or proceeding.

6.5.4    Gilead Dual Patents. Gilead shall have the right, but not the obligation, to defend and control the defense of the validity and enforceability of the Gilead Dual Patents at [***] cost and expense. With respect to any such action involving the validity or enforceability of the Gilead Dual Patents, if Gilead finds it necessary or desirable for Precision to join Gilead as a party to any such action, Precision shall, at Gilead’s request, join Gilead as a party to such suit and participate with its own counsel at [***] cost and expense; provided that, Gilead shall retain control of the defense in such claim, suit, or proceeding.

6.5.5    Cooperation. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 6.5, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim. In connection with the activities set forth in Sections 6.5.2 and 6.5.3, the Prosecuting Party shall consult with the Non-Prosecuting Party as to the strategy for the defense of the Precision Patents and Joint Collaboration Program Patents, as applicable.

6.6    Patent Term Extensions in the Territory. As between the Parties, Gilead shall have the sole right to make decisions regarding, and to apply for, patent term extensions in the Territory, including in the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, in each case for the Precision HBV Patents and any Joint Collaboration Program Patents, with respect to the Licensed Product(s), including whether or not to do so. Prior to Gilead making any such decisions, the patent counsel of each Party shall discuss and recommend for which, if any, of the Precision HBV Patents and Joint Collaboration Program Patents in the Territory the Parties should seek any term extension, supplementary protection certificates, and equivalents thereof. Precision shall provide prompt and reasonable assistance, as requested by Gilead, including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate. Further, and without limiting the foregoing, Precision shall not apply for any patent term extension based on a Marketing Approval for any Gilead ARC Nuclease or Licensed Product without Gilead’s prior written consent and further consultation with Gilead. With respect to Precision Patents that are not Precision HBV Patents, Precision shall discuss with Gilead in good faith options for applying for patent term extensions on such Precision Patents based on a Marketing Approval for any Gilead ARC Nuclease or Licensed Product prior to deciding whether to apply for any such extension.

ARTICLE 7

CONFIDENTIALITY AND NON-DISCLOSURE

7.1    Confidentiality Obligations. At all times during the Term and for a period of [***] following the expiration or termination of this Agreement in its entirety, or, with respect to Confidential Information of either Party comprising trade secrets of such Party that have been labeled by such disclosing Party or identified by such disclosing Party to the other Party as being the disclosing Party’s trade secrets, for so long as such Confidential Information is a trade secret of such Party, each Party shall, and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is reasonably necessary or useful for the performance of, or the exercise of such Party’s rights under, this Agreement. “Confidential Information” of a Party means any technical, business, or other information provided by or on behalf of such Party to the other Party in connection with this Agreement,

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

whether prior to, on, or after the Effective Date, including (a) the terms and conditions of this Agreement, (b) the ARCUS Technology and the ARCUS Assigned IP, (c) any unpublished Patents, (d) information relating to the Licensed Products (including the Regulatory Documentation generated pursuant to the Collaboration Program), (e) any Development of Gilead ARC Nucleases or the Licensed Products, and any Information with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including Gilead Dual Know-How and Precision Know-How, as applicable), and (f) information regarding the scientific, regulatory or business affairs or other activities of either Party. All Joint Collaboration Program Know-How and the terms and conditions of this Agreement shall be deemed to be the Confidential Information of both Parties, and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto. Except with respect to the Precision Know-How contained in the chemistry, manufacturing and control (CMC) section of any Regulatory Documentation, all Information contained in the Regulatory Documentation and the Gilead Dual Know-How shall be deemed to be the Confidential Information of Gilead. All ARCUS IP, ARCUS Assigned IP and Precision Know-How shall be deemed to be the Confidential Information of Precision. Notwithstanding the foregoing, the confidentiality and non-use obligations under this Section 7.1 with respect to any Confidential Information shall not include any information that:

7.1.1    is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;

7.1.2    can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information; provided that, the foregoing exception shall not apply with respect to the Joint Collaboration Program Know-How;

7.1.3    is subsequently received by the receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information; or

7.1.4    can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without use of or reference to the disclosing Party’s Confidential Information; provided that, the foregoing exception shall not apply with respect to the Joint Collaboration Program Know-How.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

7.2    Permitted Disclosures. Each Party may disclose Confidential Information of the other Party to the extent that such disclosure is:

7.2.1    made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information to the extent practicable and consistent with Applicable Law;

7.2.2    made by or on behalf of the receiving Party in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction or, if in the opinion of the receiving Party’s legal counsel and without limiting Section 7.4, such disclosure is otherwise required by Applicable Law (including, for clarity, any disclosure required by Applicable Law on clinicaltrials.gov or disclosure required by reason of filing with securities regulators); provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party (a) a reasonable opportunity to quash any such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of any such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued and (b) a right to review and comment upon such disclosure, which comments shall be considered in good faith by the receiving Party; and provided further that the Confidential Information disclosed in response to any such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

7.2.3    made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing a Patent pursuant to the terms of this Agreement in a manner not inconsistent with Article 6; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

7.2.4    made by the receiving Party or its Affiliates, sublicensees or subcontractors to its or their agents, attorneys, auditors, advisors, consultants, contractors, existing or prospective collaboration partners, licensees, sublicensees, investors, insurers or acquirers in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 7 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure); or

7.2.5     made by or on behalf of the receiving Party where such disclosure is required by a Regulatory Authority (including in filings with the Securities and Exchange Commission or other agency) of certain material developments or material information generated under this Agreement; provided that, to the extent permitted, the Party seeking such disclosure first provides the other Party a copy of the proposed disclosure; and provided, further, that the receiving Party shall afford to the other Party an opportunity to review and comment, which period shall be no less than [***], and the receiving Party shall accept any reasonable comments so provided; or

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7.2.6    made by or on behalf of Precision to Duke solely as and to the extent necessary to fulfill Precision’s reporting obligations under the Duke Agreement as of the Effective Date so long as such information is disclosed subject to the confidentiality provisions of the Duke Agreement as of the Effective Date.

7.3    Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 7.3 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law.

7.4    Public Announcements. The Parties have agreed upon the content of press release(s) which shall be issued substantially in the form attached hereto as Schedule 7.4, the release of which the Parties shall coordinate in order to accomplish such release at a time following execution of the Agreement to be agreed upon by the Parties. Neither Party shall issue any other public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law, any Regulatory Authority (including filings with the Securities and Exchange Commission or other agency) or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted). In the event a Party is, in the opinion of its counsel, required by Applicable Law, any Regulatory Authority (including filings with the Securities and Exchange Commission or other agency) or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, and notwithstanding anything to the contrary in Section 7.2, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon; provided, however, if a Party is required by Applicable Law, any Regulatory Authority (including filings with the Securities and Exchange Commission or other agency) or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted) to disclose this Agreement, such Party shall prepare a proposed redacted version of this Agreement to request confidential treatment for this Agreement, and the other Party may promptly (and in any event, no less than [***] after receipt of such proposed redactions) provide its comments, which comments shall be considered in good faith by the Party required to make such disclosure.

7.5    Publications. Precision shall not publish any papers or make any oral presentations regarding results of, and other information regarding, activities pursuant to the Collaboration Program (such papers and oral presentations, including abstracts of any of the foregoing, “Publications”) if such papers or presentations disclose any Information relating specifically to HBV, any Gilead ARC Nuclease or the Licensed Product, except as required by Applicable Law, in which case Section 7.2.2 shall apply mutatis mutandis. Notwithstanding the

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

foregoing, subject to the obligations set forth in Sections 7.1, 7.2, and 7.3, Precision may make Publications relating specifically to the ARCUS Technology or ARCUS Assigned IP, provided that for any Publication that discloses Information relating to HBV, any Gilead ARC Nuclease or the Licensed Product, Precision shall (a) provide Gilead with a draft of such Publication at least [***] prior to submission to the publisher, (b) remove any confidential or sensitive Information as requested by Gilead that Gilead reasonably deems to be of a confidential or sensitive nature, (c) delay the submission for publication of such Publication for an additional [***] period to permit the applicable Party under Section 6.2 to seek patent protection with respect to the content of such Information, and (d) consider in good faith any comments from Gilead with respect to the information contained therein pertaining to Licensed Products, Gilead ARC Nucleases or HBV. Gilead may, in its discretion, publish any Publication; provided that, Gilead shall (i) provide Precision with a draft of such Publication at least [***] prior to submission to the publisher, (ii) remove any confidential or sensitive Information of Precision related to ARCUS Technology, ARCUS Assigned IP or ARC Nucleases generally, as requested by Precision, (iii) delay the submission for publication of such Publication for an additional [***] period to permit the applicable Party under Section 6.2 the opportunity to seek patent protection with respect to the content of such Information, and (iv) give Precision a pre-publication right to review and comment upon such Publication, which comments shall be considered in good faith by Gilead.

7.6    Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing, and the other Party shall either, with respect to Confidential Information to which such first Party does not retain rights under the surviving provisions of this Agreement: (a) promptly destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the [***] cost and expense, all copies of such Confidential Information in the possession of the other Party; provided, however, the other Party shall be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder or for archival purposes. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 7.1.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1    Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date that:

8.1.1    such Party is an entity duly organized, validly existing and in good standing under the Applicable Law of the state or country (as applicable) of its organization, is

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

qualified to do business and is in good standing as a foreign entity in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such would prevent it from performing its obligations under this Agreement, and has full power and authority to enter into this Agreement and to carry out the provisions hereof;

8.1.2    such Party is duly authorized, by all requisite action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite action;

8.1.3    no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or Regulatory Authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement by it;

8.1.4    such Party has not employed (and, to its knowledge, has not used a contractor or consultant that has employed) and in the future shall not employ (or, to its knowledge , use any contractor or consultant that employs; provided that, such Party may reasonably rely on a representation made by such contractor or consultant) any person debarred by the FDA (or subject to a similar sanction of a foreign equivalent), or any person which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a foreign equivalent), in the conduct of its activities under this Agreement;

8.1.5    this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights; and (b) equitable principles of general applicability; and

8.1.6    the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement does not and shall not conflict with or result in a breach of any of the terms or conditions of (a) any other contractual or other obligations of such Party, (b) the provisions of its operating documents or bylaws, or (c) any order, writ, injunction or decree of any governmental authority or Regulatory Authority entered against it or by which it or any of its property is bound.

8.2    Additional Representations and Warranties of Precision. Precision further represents and warrants to Gilead as of the Effective Date that:

8.2.1    The Precision Existing Patents comprise all Precision Patents existing as of the Effective Date, other than Cellectis Patents. Precision is the sole and exclusive owner of the entire right, title and interest in, or otherwise Controls, all Precision Existing Patents and all existing ARCUS IP. All Precision Existing Patents owned by Precision, and to the Knowledge of Precision, all Precision Existing Patents in-licensed by Precision, are subsisting and have not been determined by any competent court or other governmental authority to be invalid or unenforceable, in whole or in part. In respect of the Precision Existing Patents owned by Precision, to Precision’s Knowledge, Precision and its Affiliates have presented all relevant references, documents, or information to the relevant patent examiner at the relevant patent office as required by any applicable duty of candor. To Precision’s Knowledge, each of the Precision Existing Patents properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Precision Existing Patent is issued or such application is pending.

8.2.2    There are no pending claims or claims threatened in writing (or to its Knowledge, otherwise threatened), judgments, or settlements against, or amounts with respect thereto, owed by Precision or any of its Affiliates relating to the ARCUS IP or the Precision IP. Except as was resolved in connection with the Cellectis Agreement, no claim or litigation has been brought against Precision or its Affiliates, or, to Precision’s Knowledge, threatened in writing by any Person alleging that (a) the ARCUS IP or the Precision IP is invalid or unenforceable or misappropriates any intellectual property or proprietary right of any Person other than the Parties, or (b) the Exploitation of the ARCUS Technology as contemplated herein violates, infringes, or otherwise conflicts or interferes with, or would violate, infringe, or otherwise conflict or interfere with, any intellectual property or proprietary right of any Person other than the Parties.

8.2.3    To Precision’s Knowledge, (a) Precision has the right to use all ARCUS IP and Precision IP as necessary to conduct the Development activities in the Collaboration R&D Plan, and (b) the use of the ARCUS IP and the Precision IP in the Development of the Licensed Products as contemplated herein (i) is not subject to any other license or agreement to which Precision or any of its Affiliates is a party other than the Existing In-License Agreements, (ii) does not infringe any Patent or other intellectual property or proprietary right of any Person other than the Parties, or (iii) does not constitute or involve the misappropriation of trade secrets or other rights or property of any Person other than the Parties, but excluding, in each case ((i), (ii) and (iii)), any intellectual property or proprietary right of any Person other than the Parties relating specifically to any HBV Target. For purposes of the representation and warranty in this Section 8.2.3, “Precision’s Knowledge” shall also require review of the foregoing representation and warranty with Precision’s external patent counsel within [***] prior to execution of this Agreement.

8.2.4    Neither Precision nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed, or otherwise encumbered its right, title, or interest in or to the ARCUS IP, the Precision IP or the Gilead ARC Nucleases (including by granting any covenant not to sue with respect thereto), or any Patent or other intellectual property or proprietary right that would be ARCUS IP or Precision IP but for such assignment, transfer, license, conveyance, or encumbrance, except in each case where such assignment, transfer, license, conveyance, or encumbrance is (a) terminated and no longer in force or effect or (b) not inconsistent with the rights and licenses granted to Gilead under this Agreement.

8.2.5    A true, complete and accurate copy of each of the Existing In-License Agreements has been provided or made available to Gilead in an electronic data room maintained by Precision.

8.2.6    To Precision’s Knowledge, each of the Existing In-License Agreements is valid, enforceable and binding on the parties thereto.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

8.2.7    Precision (or its Affiliates) has in all material respects performed its obligations under each of the Existing In-License Agreements, including with respect to any obligations relating to funding received under any of the Existing In-License Agreements, and neither Precision nor any other party thereto has given or received any notice to terminate, or asserted any breach of or default under, any Existing In-License Agreement nor, to Precision’s Knowledge, are there any grounds for the termination, avoidance, rescission or repudiation of any Existing In-License Agreement.

8.2.8    To Precision’s Knowledge, no Person is infringing or threatening to infringe, or misappropriating or threatening to misappropriate, the Precision IP.

8.2.9    All material adverse information with respect to the safety of the ARCUS Technology within the Knowledge of Precision has been provided or made available to Gilead in an electronic data room maintained by Precision prior to the Effective Date.

8.2.10    All current and former officers, employees, agents and consultants of Precision or any of its Affiliates who are inventors of, or have otherwise contributed in a material manner to the creation or development of, the ARCUS IP or any Precision IP have executed and delivered to Precision or such Affiliate, and to Precision’s Knowledge are not in violation of, an assignment or other agreement regarding the protection of proprietary information and the assignment to Precision or such Affiliate of the ARCUS IP or any Precision IP, the current form of which has been made available for review by Gilead.

8.2.11    Neither Precision nor any of its Affiliates has been debarred or is subject to debarment pursuant to Section 306 of the Act, or is the subject of a conviction described in such section.

8.2.12    Except as set forth on Schedule 8.2.12, the inventions claimed or covered by the Precision IP (a) were not conceived, discovered, developed, or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(f), and (c) are not otherwise subject to the provisions of the Bayh-Dole Act. With regard to any inventions set forth on Schedule 8.2.12 that are subject to the Bayh-Dole Act, Precision and its Affiliates have complied with the applicable provisions of the Bayh-Dole Act, in a manner that protects and preserves Precision’s right, title and interest in such inventions to the maximum extent permitted by law.

8.2.13    This Agreement satisfies the requirements to be a “Commercial Product Sublicense” under the Duke Agreement, as amended, as that term is used in such agreement.

8.3    Additional Covenants of Precision.

8.3.1    Neither Precision nor any of its Affiliates shall enter into any agreement, whether written or oral, with respect to, or otherwise assign, transfer, license, convey, or otherwise encumber its right, title, or interest in or to the ARCUS IP, the Precision IP, [***] or the Gilead ARC Nucleases (including by granting any covenant not to sue with respect thereto),

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

or any Patent or other intellectual property or proprietary right that would be ARCUS IP or Precision IP but for such assignment, transfer, license, conveyance, or encumbrance, in each case where such assignment, transfer, license, conveyance, or encumbrance is inconsistent with the rights and licenses granted to Gilead under this Agreement.

8.3.2    Neither Precision nor any of its Affiliates shall use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the Act, or who is the subject of a conviction described in such section. Precision agrees to inform Gilead in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 of the Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to Precision’s Knowledge, is threatened, relating to the debarment or conviction of Precision or any Person performing such services.

8.3.3    With regard to any inventions set forth on Schedule 8.2.12 that are subject to the Bayh-Dole Act or other inventions that are subject to the Bayh-Dole Act in the Precision IP, Precision shall, and shall cause its Affiliates to, to comply with the applicable provisions of the Bayh-Dole Act, in a manner that protects and preserves Precision’s right, title and interest in such inventions to the maximum extent permitted by law.

8.4    DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY IP RIGHTS OF THIRD PARTIES OR THE AVAILABILITY OF ANY LICENSES WITH RESPECT TO IP RIGHTS OF THIRD PARTIES.

ARTICLE 9

INDEMNITY

9.1    Indemnification of Precision. Gilead shall indemnify Precision, its Affiliates, Duke, and its and their respective directors, officers, employees, and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (a) the breach by Gilead of any representation, warranty or covenant in this Agreement, (b) the gross negligence or willful misconduct on the part of Gilead or its Affiliates or its or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement,

(c) [***], or (d) [***], except, in each case of clause (a) - (d), for those Losses for which Precision has an obligation to indemnify Gilead pursuant to Section 9.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability.

9.2    Indemnification of Gilead. Precision shall indemnify Gilead, its Affiliates and its and their respective directors, officers, employees, and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (a) the breach by Precision of any representation, warranty or covenant of this Agreement, (b) the gross negligence or willful misconduct on the part of Precision or its Affiliates or its or their respective directors, officers, employees, and agents in performing its obligations under this Agreement, (c) [***], or (d) [***], except, in each case of clause (a) - (d), for those Losses for which Gilead has an obligation to indemnify Precision pursuant to Section 9.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability.

9.3    Notice of Claim. All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party (the “Indemnifying Party”) written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this ARTICLE 9 within [***] after receipt by such Indemnified Party of actual notice of the Third Party Claim; provided that, failure to give such notification shall not affect the indemnification provided under Section 9.1 or Section 9.2, as applicable, except to the extent the Indemnifying Party has been actually prejudiced as a result of such failure. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

9.4    Control of Defense.

9.4.1    In General. At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the Indemnifying Party’s receipt of an Indemnification Claim Notice only if the Indemnifying Party has acknowledged to the Indemnified Party in writing that the Indemnifying Party is liable to indemnify the Indemnified Party in respect of such Third Party Claim. Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party. In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the Indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.4.2, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

writing by the Indemnifying Party. In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the Indemnifying Party in its defense of the Third Party Claim.

9.4.2    Right to Participate in Defense. Without limiting Section 9.4.1, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the [***] cost and expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.4.1 (in which case the Indemnified Party shall control the defense), or (c) the interests of the indemnitee and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

9.4.3    Settlement. With respect to any Losses relating to a Third Party Claim, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, at [***] cost and expense, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate; provided that, such settlement shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner. For any other settlement, the Indemnifying Party shall have the right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss only if it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the Indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim and enter into any settlements of otherwise dispose of such Loss at the [***] cost and expense.

9.4.4    Cooperation. Regardless of whether the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnified Party and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

9.4.5    Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

with any claim shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.5    Special, Indirect, and Other Losses. EXCEPT IN THE EVENT OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 7, AND EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 9, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, DIMINUTION IN VALUE, OR OTHER ECONOMIC LOSSES) ARISING OUT OF ANY ACTIVITIES WITHIN THE SCOPE OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON PERFORMANCE HEREUNDER.

9.6    Insurance.

9.6.1    Insurance Maintained by Precision. During the Term, Precision shall have and maintain in full force and effect, at its own expense, insurance coverage to include:

(a)    Commercial general liability insurance, including personal and advertising injury, and Licensed Products and completed operations, with limits of liability not less than [***] per occurrence and [***] in the aggregate. General liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage;

(b)    Workers’ compensation insurance in compliance with Applicable Law (including the local law requirements of the state or jurisdiction in which the work is to be performed). Employer’s liability insurance in amounts not less than [***] for each of (i) bodily injury by accident (each accident), (ii) bodily injury by disease (policy limit), and (iii) bodily injury by disease (each employee). Where permitted by Applicable Law, such policies shall contain a waiver of the insurer’s subrogation rights against Gilead; and

(c)    Automobile liability insurance for bodily injury, property damage and automobile contractual liability covering all owned, hired and non-owned automobiles with a combined single limit of liability for each accident of not less than [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

9.6.2    Insurance Maintained by Gilead. During the Term, Gilead shall have and maintain in full force and effect, at its own expense, insurance coverage to include:

(a)    Commercially purchased insurance in accordance with the following:

(i)    Commercial general liability insurance, including personal and advertising injury, and Licensed Products and completed operations with limits of liability not less than [***] per occurrence and [***] in the aggregate. General liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage;

(ii)    Workers’ compensation insurance in compliance with Applicable Law (including the local law requirements of the state or jurisdiction in which the work is to be performed). Employer’s liability insurance in amounts not less than [***] for each of (A) bodily injury by accident (each accident), (B) bodily injury by disease (policy limit), and (C) bodily injury by disease (each employee). Where permitted by Applicable Law, such policies shall contain a waiver of the insurer’s subrogation rights against Precision;

(iii)     Automobile Liability insurance for bodily injury, property damage and automobile contractual liability covering all owned, hired and non-owned automobiles with a combined single limit of liability for each accident of not less than [***]; and

(iv)     Clinical trials liability insurance with limits not less than [***] per occurrence; or

(b)    Self-insurance substantially equivalent to the coverage described in Section 9.6.2(a) above.

9.6.3    Additional Requirements.

(a)    Additional Insured. Each Party shall name the other Party as an additional insured on the insurance policies maintained pursuant to Section 9.6.1(a), Section 9.6.1(c), Section 9.6.2(a)(i), Section 9.6.2(a)(iii) and Section 9.6.2(a)(iv), as applicable, either by endorsement or blanket additional insured endorsement.

(b)    Evidence of Insurance. Each Party will provide evidence of insurance maintained pursuant to this Section 9.6 on request of the other Party.

(c)    Notice of Cancellation. Each Party will provide the other Party a notice of insurance policy cancellation in accordance with the provisions of the applicable insurance policy maintained pursuant to this Section 9.6.

(d)    Policy Type. Insurance policies maintained pursuant to this Section 9.6 should be occurrence type. If policies maintained pursuant to this Section 9.6 are claims made, then insurance shall be maintained for at least [***] following expiration or termination of this Agreement.

(e)    Insurance Carrier Rating. All insurance maintained pursuant to this Section 9.6 will be underwritten by companies with an AM best rating of at least A-VII.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ARTICLE 10

TERM AND TERMINATION

10.1    Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect, on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of the Royalty Term for such Licensed Product in such country (the “Term”). Upon expiration of the Royalty Term (but not on early termination of this Agreement), on a Licensed Product-by-Licensed Product and country-by-country basis the license granted to Gilead pursuant to Section 4.1.1 shall be a fully paid-up, irrevocable, perpetual license that will be exclusive unless and until such time as a Biosimilar Product launches or has launched with respect to the applicable Licensed Product in the applicable country (and from such time will be non-exclusive), and the non-exclusive license granted to Gilead pursuant to Section 4.1.2 shall be fully paid-up, irrevocable and perpetual.

10.2    Termination by Either Party.

10.2.1    Termination for Material Breach. Without prejudice and in addition to any other contractual remedy the non-breaching Party may have with respect to this Agreement, either Party may, upon a material breach of this Agreement by the other Party, terminate this Agreement by providing [***] prior written notice (or [***]’ prior written notice in the event such material breach is solely based on the breaching Party’s failure to pay any amounts due hereunder) to the breaching Party, specifying in such notice the breaching Party’s material breach and demanding its cure, with such termination being effective upon the end of such [***] (or [***], as applicable) cure period or, if applicable, the end of the extended cure period set forth in the immediately following sentence, in each case if the applicable material breach has not then been cured. Notwithstanding the foregoing, with respect to a material breach that is not solely based on the breaching Party’s failure to pay any amounts due hereunder, if such material breach is not reasonably curable within the [***] cure period, the non-breaching Party’s right to terminate this Agreement pursuant to this Section 10.2.1 shall be suspended only if, and only for so long as, (x) the breaching Party has provided to the non-breaching Party a written plan that is reasonably calculated to effect a cure and that includes a proposed extended cure period (not to exceed [***] after the original [***] cure period), (y) the non-breaching Party confirms in writing that such plan is reasonably acceptable to the non-breaching Party and (z) the breaching Party commits to and does carry out such plan no later than the end of the extended cure period set forth in the written plan described in clause (x) of this sentence.

10.2.2    Termination for Insolvency. In the event that either Party (a) makes an assignment for the benefit of creditors, (b) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (c) proposes a written agreement of composition with its creditors, (d) proposes or is a party to any dissolution or liquidation, (e) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof (excluding a reorganization proceeding under Chapter 11 of the U.S. Bankruptcy Code if the

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

debtor Party is continuing to perform all of its obligations under this Agreement), or (f) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

10.3    Additional Termination Rights by Gilead.

10.3.1    For Convenience. Gilead may terminate this Agreement, for any reason or no reason, upon:

(a)    [***] prior written notice to Precision, if such notice is provided during the Collaboration Term; and

(b)    [***] prior written notice to Precision, if such notice is provided on or after the expiry of the Collaboration Term.

10.3.2    For Certain Events of Change of Control of Precision or Assignment of Agreement during the Collaboration Term. Precision agrees to notify Gilead promptly in writing in the event Precision has entered into a transaction that effects a Change of Control of Precision or assignment or transfer of this Agreement by Precision, or would effect a Change of Control of Precision or assignment or transfer of this Agreement by Precision upon the closing of the transaction, or an event occurs that triggers a Change of Control of Precision or assignment or transfer of this Agreement by Precision. During the Collaboration Term, Gilead may terminate this Agreement in the event of a Change of Control that results in Precision being controlled by, or assignment or transfer of this Agreement by Precision to, a Third Party that is clinically developing or commercializing products in the field of HBV, upon [***] prior written notice to Precision, so long as such notice is sent no later than [***] after Gilead becomes aware of such Change of Control.

10.4    Additional Termination Rights by Precision [***].

10.5    Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Gilead or Precision are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property to which such Party is entitled to have access under this Agreement, which, if not already in the non-debtor Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-debtor Party’s written request therefor, unless the Party subject to such proceeding elects to

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

continue to perform all of its obligations under this Agreement, or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-debtor Party. The Parties acknowledge and agree that payments made under Section 5.1 shall not (x) constitute royalties within the meaning of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction or (y) relate to licenses of intellectual property hereunder.

10.6    Effects of Termination.

10.6.1    Termination by Gilead for Convenience or by Precision for Material Breach or Insolvency. In the event of a termination of this Agreement by Gilead under Section 10.3.1 or by Precision under Section 10.2.1, Section 10.2.2 or Section 10.4:

(a)    The rights and licenses granted to Gilead under Section 4.1, including any sublicenses, shall be terminated and all such rights shall revert to Precision, except to the extent and for so long as necessary for Gilead to fulfil its responsibilities under the surviving terms of this Agreement as provided in Section 10.8, it being agreed that all such activities shall be discontinued and cease (unless otherwise agreed or required under Applicable Law, by transitioning such activities and responsibilities to Precision) as promptly as possible, subject to Applicable Law.

(b)    If a payment pursuant to the Gilead Funding Commitment is due after notice of termination is given and before the effective date of termination, the payment due by Gilead shall be pro-rated based on the portion of the applicable six (6) month period of the Collaboration Term to have elapsed upon the effective date of termination.

(c)    If at the effective date of termination, Gilead is Manufacturing Licensed Product(s), then, if Precision requests in writing to Gilead within [***] of the effective date of termination, Gilead agrees to Manufacture and supply such Licensed Product(s) to Precision for a reasonable transitional period (not to exceed [***]) from the effective date of termination pursuant to a reasonable and customary transitional supply and quality agreement to be agreed by the Parties in a form reasonably acceptable to Gilead and Precision. Such Licensed Products shall be supplied at [***] of COGS as further defined in the Supply Agreement, plus any amounts due to a Third Party as a result of the sale of such Licensed Product by Gilead or Precision.

(d)    [***].

(e)    At Precision’s request, Gilead agrees to enter into an agreement with Precision, to be negotiated promptly and in good faith, that includes all terms reasonably necessary to transition the Development, use, Manufacture, promotion, marketing and Exploitation of the Licensed Products to Precision, including the following:

(i)    a worldwide, royalty-bearing, non-transferable (except as permitted by such agreement), exclusive or non-exclusive (as requested by Precision), license (or sublicense, as the case may be), with the right to grant sublicenses in accordance with such agreement, to Precision under the Reversion IP (to the extent not licensed pursuant to Section 10.6.1(d)) to Exploit the Licensed Products in the Field in the Territory;

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(ii)    transition to Precision of all reasonably necessary materials, licenses, Third Party agreements, preclinical and clinical data, safety data, Clinical Studies, Regulatory Documentation, Regulatory Approvals and applications and product trademarks; and

(iii)     provision of technical assistance (including reasonable caps on hours of access) from Gilead relating to the Manufacture, testing and supply of the Licensed Products.

(f)    The Parties shall negotiate in good faith the commercially reasonable compensation to Gilead for the obligations of Gilead under the agreement entered into Section 10.6.1(e), based on Gilead’s contributions to the Licensed Products up to the time of termination. In the event the Parties cannot agree on such compensation terms, or any other terms of such agreement, then either Party may refer the disputed terms to one or more arbitrator(s) under the principles of baseball arbitration (i.e., each Party submits a proposed resolution to the arbitrator, and the arbitrator is required to select one of the proposed resolutions), the procedures of which shall be reasonably acceptable to both Parties and shall include express consideration by the arbitrator of the fair market value of the license provided by Gilead in Section 10.6.1(e)(i), the materials transferred under Section 10.6.1(e) and other Relevant Factors.

10.6.2    Termination by Gilead for Material Breach, Insolvency or Change of Control. If Gilead is entitled to terminate this Agreement pursuant to Section 10.2.1, Section 10.2.2 or 10.3.2, Gilead may elect to terminate this Agreement subject to the provisions set forth in Section 10.6.1(a) and (b) and, in the case of termination pursuant to Section 10.3.2, Section 10.6.1(d).

10.7    Remedies. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

10.8    Accrued Rights; Surviving Obligations. Expiration or termination of this Agreement shall not affect the rights and obligations of each Party under this Agreement that have accrued prior to such date of expiration or termination, and the following provisions shall survive expiration or termination of this Agreement: ARTICLE 1, Sections 4.1.1 and 4.1.2 (solely to the extent provided in Section 10.1 on expiration of this Agreement), Sections 4.2.2 (to the extent that the applicable Information constituted Gilead Dual Know-How or the applicable Patents constituted Gilead Dual Patents, in each case as of the date of termination of this Agreement, including, for clarity, Patents filed or issued at any later date covering or claiming applicable inventions conceived on or prior to such date), 4.3.2, and 4.3.3 (solely to the extent applicable to the license set forth in Section 4.2.2), Sections 4.4, 5.8, 5.9 and 5.10, 6.1 (excluding the proviso in Section 6.1.3(b)), 6.2.2, 6.2.3, 6.2.4, 6.3.2, 6.5.3, ARTICLE 7, ARTICLE 8, ARTICLE 9, Sections 10.6, 10.7 and 10.8 and ARTICLE 11.

ARTICLE 11

MISCELLANEOUS

11.1    Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority or Regulatory Authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform as promptly as possible.

11.2    Export Control. This Agreement is made subject to any restrictions concerning the export of Licensed Products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any Licensed Products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental authority or Regulatory Authority in accordance with Applicable Law.

11.3    Assignment. This Agreement and the rights and obligations hereunder shall not be assignable, transferable or delegable by either Party without the prior written consent of the other Party; provided that, either Party may assign or transfer any or all of its rights and assign, transfer or delegate any or all of its obligations under this Agreement to (a) any of its Affiliates or (b) a successor to all or substantially all of its business related to this Agreement (including in connection with a merger, consolidation, or sale of all or substantially all of its assets related to this Agreement), in each case (a) and (b), without the prior written consent of the other Party. Notwithstanding the foregoing, Precision shall not be required to obtain Gilead’s consent to sell, assign, pledge as security, contribute, or otherwise transfer, in whole or in part, to any Third Party its rights to receive any payment under this Agreement, and, as it relates to any such transfer, Precision may provide to such Third Party (i) a copy of reports received from Gilead pursuant to Section 5.4.10 and (ii) the result of any audit conducted pursuant to Section 5.9, in each case of (i) and (ii), so long as any such Third Party is bound by confidentiality and non-use obligations equivalent in scope to those set forth in ARTICLE 7 of this Agreement. Any attempted assignment, transfer or delegation in violation of this Section 11.3 shall be null and

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

void, except to the extent otherwise permitted under Section 4.3. Notwithstanding anything to the contrary in this Agreement, the Patents and Information Controlled by an Acquirer (or any Affiliate of any such Acquirer existing prior to the closing of the transaction) of a Party under this Agreement shall be automatically excluded from the rights licensed to the other Party under this Agreement to the extent (A) such Patents and Information were filed or developed, respectively, prior to the transaction that was the basis for such assignment, transfer or succession or resulted in such Person becoming an Affiliate, or (B) such Patents and Information were developed after such transaction under a separate and firewalled program not under this Agreement without use of any Patents, Know-How or Confidential Information of the other Party that is licensed hereunder.

11.4    Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement shall not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

11.5    Governing Law.

11.5.1    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

11.5.2    Jurisdiction; Venue; Service of Process. Each Party irrevocably submits to the exclusive jurisdiction of the state or federal courts located in the State and County of New York for the purposes of any Action arising out of this Agreement. Each Party agrees to commence any such Action either in the state courts of New York or the United States District Court for the Southern District of New York. Each Party further agrees that service of any process, summons, notice or document by the U.S. registered mail to such Party’s respective address set forth in Section 11.7 shall be effective service of process for any Action in New York with respect to any matters to which it has submitted to jurisdiction in this Section 11.5.2. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement in the state or federal courts of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

11.5.3    Waiver of Right to Trial by Jury. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY. Each Party hereto (a) certifies that no Representative or attorney of the other Party has represented, expressly or otherwise, that such Party would not, in the event of any Action, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Party have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.5.3.

11.5.4    Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 4.5 and ARTICLE 6 and ARTICLE 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek injunctive relief, whether preliminary or permanent, specific performance, and an equitable accounting of all earnings, profits, and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity to prevent such breach or threatened breach of this Agreement and to enforce specifically the terms and provisions of such Section or Articles of this Agreement in the state and federal courts of New York. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest, or inadequacy of monetary damages as a remedy. Nothing in this Section 11.5.4 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

11.6    Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder, including the interpretation, alleged breach, enforcement, termination or validity of this Agreement (a “Dispute”). For clarity, Dispute shall not include matters within the JSC’s authority, which are resolved under Section 2.3.3 including through the exercise by Gilead or Precision of its final decision making authority in accordance therewith. Any Dispute shall be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] after such issue was first referred to them, then, either Party may initiate litigation in accordance with Section 11.5 or with respect to Disputes that involve the infringement or validity of any Precision Patents, Joint Collaboration Program Patents or Gilead Dual Patents outside the United States, such Dispute shall be resolved by a court of competent jurisdiction, notwithstanding Section 11.5, in any country in which such rights apply. Notwithstanding anything herein to the contrary, nothing in this Section 11.6 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party.

11.7    Notices.

11.7.1    Notice Requirements. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 11.7.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 11.7.1. Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 11.7.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

11.7.2    Address for Notice.

If to Gilead, to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: Alliance Management

Email: [***]

with a copy (which shall not constitute notice) to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: General Counsel

Email: [***]

If to Precision, to:

Precision BioSciences, Inc.

302 East Pettigrew Street, Suite A-100

Durham, NC 27701

Attention: Michael Dombeck, Vice President, Business Development

Facsimile: (480) 393-5553

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

with a copy (which shall not constitute notice) to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP

150 Fayetteville Street, Suite 2300

Raleigh, NC 27601

Attention: John R. Therien, Esq.

Facsimile: (919) 821-6800

11.8    Entire Agreement. This Agreement, together with the Schedules expressly contemplated hereby and attached hereto, and together with the Supply Agreement and the Quality Agreement (once executed), contains the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements or understandings between the Parties with respect to the subject matter hereof, including the Confidentiality Agreement and the Material Transfer Agreement between the Parties dated as of February 22, 2016 (as amended). Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement.

11.9    English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

11.10    Amendments and Waivers.

11.10.1    No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the Party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given.

11.10.2    Neither the failure of either Party to enforce, nor the delay of either Party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of either Party, shall be deemed to constitute a waiver by the Party taking action of compliance by the other Party with any representation, warranty, covenant, agreement or obligation contained herein.

11.11    Cumulative Rights. Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

11.12    Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except for the provisions of ARTICLE 9, this Agreement is for the sole benefit of the Parties and not for the benefit of any other Person other than Duke to the extent required by the Duke Agreement.

11.13    Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

11.14    Relationship of the Parties. It is expressly agreed that Gilead, on the one hand, and Precision, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, or agency. Neither Gilead, on the one hand, nor Precision, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

11.15    Counterparts. This Agreement may be executed in two counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

11.16    Schedules. In the event of any inconsistencies between this Agreement and any Schedules or other attachments hereto, the terms of this Agreement shall control.

11.17    Descriptive Headings; Certain Interpretations.

11.17.1    Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

11.17.2    Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (a) the singular includes the plural and the plural includes the singular; (b) “or” and “any” are not exclusive and the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation;” (c) a reference to any contract includes permitted supplements and amendments; (d) a reference to Applicable Law includes any amendment or modification to such Applicable Law; (e) a reference to a Person includes its successors, heirs and permitted assigns; (f) a reference to one gender shall include any other gender; (g) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement, unless expressly specified otherwise; (h) “hereunder,” “hereof,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; (i) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if” and (j) a reference to the right to “approve” includes the right to reject.

11.17.3    The Parties agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the Party drafting such agreement or document.

[SIGNATURE PAGE FOLLOWS.]

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

GILEAD SCIENCES, INC.		PRECISION BIOSCIENCES, INC.

By:	/s/ John F. Milligan	By:	/s/ Matthew Kane
Name:	John F. Milligan	Name:	Matthew Kane
Title:	President & Chief Executive Officer	Title:	Chief Executive Officer

[SIGNATURE PAGE TO COLLABORATION AND LICENSE AGREEMENT]

Schedule 1.45

Duke IP

Precision Docket No.	Country	Application No.	Patent No.	Status
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Schedule 1.112

Precision Existing Patents

Precision Docket No.	Country	Application No.	Patent No.	Status
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]

[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Precision Docket No.	Country	Application No.	Patent No.	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]

[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

[***]
[***]	[***]	[***]		[***]

[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2

Schedule 1.113

Precision HBV Patents

Precision Docket No.	Country	Application No.	Patent No.	Status
[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

[***]
[***]	[***]	[***]		[***]

[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Schedule 2.1.2

Initial JSC Members

For Precision:

[***]

For Gilead:

[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Schedule 2.2.1

Initial JRDC Members

For Precision:

[***]

For Gilead:

[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Schedule 3.8.3

Template Report

GILEAD SCIENCES - PRECISION BIOSCIENCES COLLABORATION REPORT

A.	Preclinical R&D

•	Pre-Clinical R&D Progress: Months 1 – 6

Executive Summary:

Include:

•	Key strategic goals

•	Milestones achieved

•	GO/NO GO decisions

•	Plan amendments (scope, timelines, resources, other)

Details:

Gilead Funding: [***]

Activity Goal	Activity Details	Activity Status	Timeline	Costs, FTEs (Budgeted/Actual)
1.

2.

•	Pre-Clinical R&D Progress: Months 7 – 12

Executive Summary:

Include:

•	Key strategic goals

•	Milestones achieved

•	GO/NO GO decisions

•	Plan amendments (scope, timelines, resources, other)

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Details:

Gilead Funding: [***]

Activity Goal	Activity Details	Activity Status	Timeline	Costs, FTEs (Budgeted/Actual)
1.

2.

•	Pre-Clinical R&D Progress: Months 13 – 18

Executive Summary:

Include:

•	Key strategic goals

•	Milestones achieved

•	GO/NO GO decisions

•	Plan amendments (scope, timelines, resources, other)

Details:

Gilead Funding: [***]

Activity Goal	Activity Details	Activity Status	Timeline	Costs, FTEs (Budgeted/Actual)
1.

2.

•	Pre-Clinical R&D Progress: Months 19 – 24

Executive Summary:

Include:

•	Key strategic goals

•	Milestones achieved

•	GO/NO GO decisions

•	Plan amendments (scope, timelines, resources, other)

Details:

Gilead Funding: [***]

Activity Goal	Activity Details	Activity Status	Timeline	Costs, FTEs (Budgeted/Actual)
1.

2.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2

B.	Clinical Development

•	Development and Regulatory Activities Progress

Activity	Status	Details
Phase 1 Trial

Phase 2 Trial

Phase 3 Trial

•	Development Milestones Progress (as described in Section 5.2.1 of the Agreement)

Development Milestones	Status	Comments
[***]

[***]

[***]

[***]

[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3

•	Commercialization Milestones Progress (as described in Section 5.3.1 of the Agreement)

Commercial Milestones	Status	Comments
The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***] and less [***]

The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***] and less [***]

The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***] and [***]

The first time aggregate global Net Sales of Licensed Products in a Calendar Year are equal to or greater than [***]

C.	Functional Group Resource Allocation:

Representatives from the following functional groups worked on the program during this semiannual period:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

4

Schedule 5.1.2

Invoicing Template

[Company Name]

[Street Address]
[City, ST ZIP]	INVOICE #	DATE
Phone: (000) 000-0000	[123456]	5/1/2014

BILL TO

Accounts Payable

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, California 94404

APInvoices@gilead.com

DESCRIPTION	AMOUNT
Gilead Funding Commitment Pursuant to Section 5.1.1 of the Collaboration and License Agreement between Gilead Sciences, Inc. and Precision Biosciences, Inc. dated September 7, 2018, for the six (6) month period to .		XX

TOTAL	$	XX

Payment Terms: Payment shall be due within [***] of receipt by Gilead.

If you have any questions about this invoice, please contact

[Name, Phone, email@address.com]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Schedule 6.2.8

ARCUS Patents and Precision Patents

Schedule to be provided upon the timing set forth in Section 6.2.8.

1

Schedule 7.4

Press Release(s)

Gilead & Precision Biosciences logos

CONTACTS:	Sung Lee, Gilead Investors
650-524-7792

Amy Flood, Gilead Media
650-522-5643

Heather King, Precision Media
919-314-5512 x1332

GILEAD SCIENCES AND PRECISION BIOSCIENCES ANNOUNCE COLLABORATION

TO DEVELOP THERAPIES AGAINST HEPATITIS B VIRUS USING

ARCUS GENOME EDITING

FOSTER CITY, Calif. and DURHAM, NC, Sept XX, 2018 - Gilead Sciences (Nasdaq: GILD) and Precision Biosciences announced today that the companies have entered into a strategic collaboration to develop therapies targeting the in vivo elimination of hepatitis B virus (HBV) with Precision’s proprietary genome editing platform, ARCUS.

An estimated 257 million people are living with HBV infection around the world. Current HBV treatments suppress HBV viral replication but do not completely clear the virus. The presence of covalently closed circular DNA (cccDNA) enables HBV replication if treatment is stopped. Preliminary studies at Gilead using ARCUS nucleases to target HBV cccDNA in vitro have demonstrated significant activity against cccDNA and integrated HBV DNA in human hepatocytes.

“Gilead is committed to developing innovative therapies to achieve functional cure for patients with chronic Hepatitis B virus infection,” said John McHutchison, MD, Chief Scientific Officer and Head of Research and Development at Gilead. “We are excited about the potential of genome editing and Precision’s ARCUS technology, which has demonstrated promising in vitro activity. We look forward to exploring this technology as an important component of our HBV cure research efforts.”

Under the terms of the collaboration agreement, Precision will be primarily responsible for the development, formulation, and preclinical evaluation of the investigational nucleases, and Gilead will be responsible for the clinical development and commercialization of potential therapies. Gilead will fully fund the research and development. Precision is eligible to receive milestone payments of up to an aggregate of $445 million and tiered royalties that go up to the mid-teens for commercial products developed through the collaboration.

Precision Chief Scientific Officer Derek Jantz commented, “Gilead’s cure-based approach to Hepatitis B is comprehensive and exciting. Precision is pleased that initial studies with our ARCUS platform have established an important role for genome editing in their HBV program. This is an excellent application for our technology, which has made notable progress toward therapeutic in vivo editing in relevant models over the last year.”

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About Precision BioSciences

Precision BioSciences is dedicated to improving life. Our mission is to cure genetic disease, overcome cancer, and feed the planet. We are striving to achieve this goal with ARCUS, our therapeutic-grade, naturally-derived genome editing system that combines both specificity and efficacy to help overcome life’s greatest genetic challenges. For additional information, please visit www.precisionbiosciences.com

About Gilead Sciences

Gilead Sciences, Inc. is a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines in areas of unmet medical need. The company strives to transform and simplify care for people with life-threatening illnesses around the world. Gilead has operations in more than 35 countries worldwide, with headquarters in Foster City, California.

Gilead Forward-Looking Statement

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors, including the risk that the parties may not realize the potential benefits of this collaboration. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in Gilead’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward-looking statements.

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For more information on Gilead Sciences, please visit the company’s website at www.gilead.com, follow

Gilead on Twitter (@GileadSciences) or call Gilead Public Affairs at 1-800-GILEAD-5 or

1-650-574-3000.

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Schedule 8.2.12

Precision IP Subject to U.S. Federal Government Rights

None.

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